UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number      811-08071

Lazard Retirement Series, Inc.
(Exact name of registrant as specified in charter)

30 Rockefeller Plaza

New York, New York 10112

(Address of principal executive offices)        (Zip code)

Nathan A. Paul, Esq.

Lazard Asset Management LLC

30 Rockefeller Plaza

New York, New York 10112
(Name and address of agent for service)

Registrant’s telephone number, including area code:     (212) 632-6000

Date of fiscal year end:	12/31

Date of reporting period:	12/31/15

ITEM 1. REPORTS TO STOCKHOLDERS.

Lazard Retirement Series
Annual Report
December 31, 2015

US Equity Lazard Retirement US Strategic Equity Portfolio Lazard Retirement US Small-Mid Cap Equity Portfolio International Equity Lazard Retirement International Equity Portfolio	Emerging Markets Lazard Retirement Emerging Markets Equity Portfolio Asset Allocation Lazard Retirement Global Dynamic Multi Asset Portfolio

Lazard Retirement Series, Inc. Table of Contents

2	A Message from Lazard

3	Investment Overviews

7	Performance Overviews

12	Information About Your Portfolio’s Expenses

14	Portfolio Holdings Presented by Sector

15	Portfolios of Investments

15	Lazard Retirement US Strategic Equity Portfolio

17	Lazard Retirement US Small-Mid Cap Equity Portfolio

19	Lazard Retirement International Equity Portfolio

21	Lazard Retirement Emerging Markets Equity Portfolio

23	Lazard Retirement Global Dynamic Multi Asset Portfolio

34	Notes to Portfolios of Investments

36	Statements of Assets and Liabilities

38	Statements of Operations

40	Statements of Changes in Net Assets

42	Financial Highlights

47	Notes to Financial Statements

57	Report of Independent Registered Public Accounting Firm

58	Board of Directors and Officers Information

61	Other Information

Shares of the Portfolios are currently offered only to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. Portfolio shares may also be offered to certain qualified pension and retirement plans and accounts permitting accumulation of assets on a tax-deferred basis.

Please consider a Portfolio’s investment objective, risks, charges and expenses carefully before investing. For more complete information about Lazard Retirement Series, Inc. (the “Fund”), you may obtain a prospectus or summary prospectus by calling 800-823-6300, or online, at www.LazardNet.com. Read the prospectus or each Portfolio’s summary prospectus carefully before you invest. The prospectus and summary prospectus contain the investment objective, risks, charges, expenses and other information about Portfolios of the Fund, which is not detailed in this report.

Distributed by Lazard Asset Management Securities LLC.

Annual Report	1

Lazard Retirement Series, Inc. A Message from Lazard

Dear Shareholder,

In 2015, global equity market volatility increased due to the prospect of a debt default by Greece, uncertain global monetary policy, and oil price instability. In the US, markets rose modestly as the labor market improved and corporate earnings generally exceeded expectations. Japanese equities extended their impressive streak as Abenomics reforms began to pay dividends. In Europe, the economic recovery continued, but investor enthusiasm remained tepid as countries in the region made mixed progress. Meanwhile, emerging markets assets recorded another difficult year due to economic and political challenges and uncertainty about the possibility of interest rate increases in the US.

Interest rates diverged around the world after the US Federal Reserve announced its highly anticipated rate hike on December 16, and the US yield curve flattened as shorter-maturity yields rose slightly more than those with longer maturities. Currencies were volatile in 2015 and the US dollar strengthened against most of its global counterparts. Investor enthusiasm for European bonds with very low or negative yields waned as the effects of European Central Bank bond repurchases began to fade.

At Lazard Asset Management, we remain focused on active management and are committed to responsibly pursuing the Portfolios’ investment objectives. We appreciate your continued confidence in our investment management capabilities, and feel privileged that you have turned to Lazard for your investment needs.

Sincerely,

Lazard Asset Management LLC

2	Annual Report

Lazard Retirement Series, Inc. Investment Overviews

US Equities

The S&P 500® Index rose 1.4% during 2015. Markets rose as investors continued to weigh the prospects of a self-sustaining economic recovery against the potential effects of an interest rate increase. Corporate earnings generally exceeded lowered expectations during the year, while the labor market continued to improve, with the unemployment rate falling to a pre-recession low of 5.0% in October. The US economy grew unevenly during the year; fourth quarter 2014 GDP growth exceeded expectations, but the economy contracted in the first quarter of 2015, though this was largely attributed to nonrecurring events, and was followed by a strong recovery in the second and third quarters. Volatility increased and markets sold off during the third quarter due to a combination of worries over China, weakness in commodity prices, and fading expectations for higher interest rates. In August, the S&P 500 experienced its first 10% correction since the fourth quarter of 2011, and the CBOE Volatility Index® (VIX) closed at levels last seen during that timeframe. However, US economic indicators were generally strong toward the end of the year, and markets recovered strongly in the fourth quarter, as fears of a “hard landing” in China subsided and investors became more comfortable with the US Federal Reserve’s December interest rate hike, its first in nine years. Oil prices hit lows in December not seen since early 2009, and US oil inventories rose to a record high, hurting shares of companies with exposure to energy and commodities prices.

International Equities

International equities ended 2015 roughly flat in US dollar terms. The year was broadly characterized by weakening global growth, especially in traded goods and in China, offset by monetary policy that remained extremely accommodative, especially in Europe and Japan. In December, with the US Federal Reserve ending quantitative easing (QE) and raising rates for the first time since June 29, 2006, the US dollar strengthened materially, especially against the euro and against emerging market currencies. In this environment, commodity prices saw continuous declines, and the related sectors of energy, materials, utilities, and capital goods came under pressure. Banks also struggled with a lack of growth and an inability to make decent margins in an environment of extraordinarily low interest rates. The market leaders were the sectors perceived as more stable such as consumer staples, healthcare, technology, and telecoms. Autos and airlines also rose as they benefited from lower oil prices and financing costs. Emerging markets were very weak, especially in US dollar terms, while Japan outperformed as early signs emerged of a greater focus from Japanese companies on profitability and returns.

Emerging Markets Equities

With high economic uncertainty and worries about the possibility of interest rate increases in the US, shares of emerging markets companies experienced another very difficult year in 2015. This resulted in a third consecutive year of significant underperformance compared with developed markets. The MSCI Emerging Markets® Index (the “EM Index”) fell by 14.9%, as measured in US dollar terms. Latin America was by far the worst-performing region, declining by over 30% in 2015. Asian and European emerging markets performed less poorly, all but two countries recorded negative returns. In general, markets performed reasonably well in the first half of the year and then plummeted in the third quarter and, to a lesser degree, in the fourth quarter. Because of the concerns over global economic growth and commodity price declines, economically sensitive shares tended to considerably underperform more defensive areas. Also noteworthy, the US Federal Reserve decided to begin raising short-term US interest rates at the end of the year, the first increase in nearly a decade.

The severe weakness in commodity and, particularly, oil prices throughout the year resulted in large declines in share prices in Colombia, Brazil, and Peru. Brazil’s very public investigation into fraud at the state-controlled oil company Petrobras caused impeachment procedures against President Dilma Roussef, and undermined support for Finance Minister Levy, thereby dramatically pressuring the real. Weakness in the relatively more stable and less oil-dependent economies of Chile and Mexico was considerably less severe.

South African equities were hit by weak commodity prices, as well as President Zuma’s decision, in December to replace Finance Minister Nene with the signifi-

Annual Report	3

cantly less experienced David van Rooyen. Although he ultimately selected Pravin Gordhan, a previous Finance Minister, it illustrated political miscalculations throughout the year in the asset class. These miscalculations also occurred in Turkey, a market which should have benefited from lower oil prices. However, President Erdogan’s very public comments at the beginning of the year on interest rates undermined the central bank and the currency. Political issues over elections and Kurdish groups further unsettled markets over the course of the year. Greece continued to be highly volatile throughout the year as the newly elected Syriza party negotiated its financial situation with the European Union. As a result of this uncertainty, it was the worst-performing country over the year. Russian shares were relatively good performers following a very weak year in 2014, mainly because of a cease-fire with Ukraine and despite weak oil prices.

China continued to be a critical market in 2015, with China A-shares as well as Hong Kong-listed H-shares, rising significantly through the first half of the year. When MSCI decided not to immediately include China A-shares in the EM Index, Chinese shares tumbled. The authorities tried, somewhat in vain, to stabilize the declines through interest rate and bank reserve requirement declines as well as by raising minimum equity levels for pension plans. The economic slowdown and political disagreements in Indonesia depressed that market, with a particular decline in the rupiah in the third quarter. The collapse in oil prices and scandal concerning Prime Minister Najib Razak over the 1MDB investment fund in Malaysia, had the effect of significantly reducing share prices there. Thai stock prices were pressured by a slowing economy and worsening asset quality in the banking system.

While performance of all sectors was negative for the year, the materials, utilities, telecom services, energy, and financials sectors performed especially poorly. Consumer staples, information technology, and health care were relatively better-performing sectors.

Lazard Retirement US Strategic Equity Portfolio

For the year ended December 31, 2015, the Lazard Retirement US Strategic Equity Portfolio’s Service Shares posted a total return of -5.44%, as compared with the 1.38% return for the S&P 500 Index.

A lack of exposure to the utilities sector contributed to relative performance, as the sector was among the worst performers in the index during the year. Stock selection in the consumer staples sector also helped returns, including shares of packaged food maker Kellogg, which rose after the company reported strong earnings and management issued encouraging guidance. Shares also rose amid speculation that the company might be involved in mergers and acquisitions activity.

In contrast, stock selection in the consumer discretionary sector hurt returns. Shares of media company Viacom fell amid speculation that Dish Network may drop some of Viacom’s channels, as well as concerns about declining advertising revenues. Stock selection in the information technology sector also detracted from performance. Shares of business solutions provider Xerox fell after the company announced lower revenues and guidance associated with the higher-than-anticipated costs for new contracts. We exited our position in Xerox in September in pursuit of better opportunities elsewhere.

Lazard Retirement US Small-Mid Cap Equity Portfolio

For the year ended December 31, 2015, the Lazard Retirement US Small-Mid Cap Equity Portfolio’s Service Shares posted a total return of -2.38%, as compared with the -2.90% return for the Russell 2500® Index.

Stock selection in the information technology sector contributed to performance. Shares of display maker Universal Display rose after the company announced an organic light emitting diode (OLED) technology licensing agreement with LG through 2022, and amid speculation that Apple was filing for an OLED patent related to smartphones. Stock selection in the financials sector also helped performance. Shares of regional bank Great Western rose after the company reported quarterly earnings that exceeded expectations, driven by stronger revenues and lower expenses.

In contrast, stock selection in the materials sector detracted from performance. Shares of chemical maker Tronox fell after the company reported disappointing earnings, as unfavorable pricing hurt results. We exited this position in September, as our investment thesis

4	Annual Report

was no longer compelling. Stock selection in the health care sector also hurt returns. Shares of medical technology maker Fluidigm fell after the company reported earnings that were below expectations and management made multiple downward revisions to its prior earnings guidance for the year, citing weakness in its BioMark electronic identification business and its C1 single-cell prep instrument. We closed this position in October, as we revised our thesis on the company.

Lazard Retirement International Equity Portfolio

For the year ended December 31, 2015, the Lazard Retirement International Equity Portfolio’s Service Shares posted a total return of 1.75%, as compared with the -0.81% return for the MSCI EAFE® Index (the “EAFE Index”).

The Portfolio strongly outperformed the EAFE Index during the year. Stock selection in the financials sector was additive to returns, as shares of Japanese real estate construction company Daiwa House rose sharply on better-than-expected results, while Finnish financial services business Sampo continued to benefit from its very strong capital discipline. Within the consumer discretionary sector, stock selection also helped returns as auto supplier Valeo gave very encouraging profit guidance. In the consumer staples sector, shares of Belgian brewer Anheuser-Busch InBev rose on the announcement of plans to divest the company’s MillerCoors stake following the proposed acquisition of SABMiller. The investment increases the likelihood that its acquisition of rival SABMiller would be successful, as it reduces regulatory concerns. Within the industrials sector, shares of Swedish lock manufacturer Assa Abloy rose as the CEO expressed his belief that the company can increase organic growth to over 5%. Lastly, a lower-than-benchmark allocation to the underperforming materials sector was additive to relative returns.

In contrast, stock selection in the health care sector hurt the Portfolio’s relative returns as its pharmaceutical holdings, such as Novartis in Switzerland and Bayer in Germany, both underperformed on increased regulatory concerns. Stock selection in the telecom services sector also detracted from relative returns, as shares of Japanese conglomerate SoftBank fell on concerns about slowing growth at its Chinese e-commerce holding, Alibaba. The stock recovered somewhat in the fourth quarter as Alibaba reported encouraging results. Also in the sector, a holding in Turkcell hurt returns, due to a weak Turkish lira and political uncertainty despite strong company fundamentals. Additionally, the Portfolio suffered from positioning and stock selection in emerging markets, as Brazilian holdings BB Seguridade and Estacio were hurt by adverse economic conditions and by the decline in the Brazilian real. Shares of Piraeus Bank and Hellenic Telecom declined due to the uncertainty of Greece leaving the euro currency bloc. The positions in Piraeus and Hellenic Telecom were sold prior to the implementation of capital controls that closed the Greek banking system for three weeks.

Lazard Retirement Emerging Markets Equity Portfolio

For the year ended December 31, 2015, the Lazard Retirement Emerging Markets Equity Portfolio’s Investor Shares posted a total return of -19.90%, while Service Shares posted a total return of -20.05%, as compared with the -14.92% return for the EM Index.

Shares of NetEase, a Chinese online gaming and internet portal company, experienced continued strength with its hit mobile games. The company also has a strong pipeline of new games. Sberbank, a Russian bank, rose after reporting better-than-expected earnings and positive guidance for credit costs. OTP Bank, a Hungarian bank, benefited from improving returns in Hungary and Bulgaria, as well as news of a reduction of the special banking tax in 2016. KT&G, a South Korean tobacco company, reported better-than-expected results with gains on tobacco sales and higher-than-expected average-selling-prices. Kimberly-Clark de Mexico, a Mexican distributor of sanitary products, posted better-than-expected results driven by improved pricing. In addition, stock selection in the telecom sector helped performance.

In contrast, Banco do Brasil, BB Seguridade, and Cielo, a Brazilian bank, insurance company, and credit card processing company respectively, all experienced share price weakness on the back of macroeconomic concerns, with declines in consensus GDP growth and a weakening real. Punjab National Bank, an Indian

Annual Report	5

bank, declined on the back of continued pressure on asset quality and lower levels of growth. SK Hynix, a South Korean semiconductor manufacturer, has been hurt by weaker dynamic access random memory pricing due to a sluggish personal computer market. Stock selection in the energy, financials, industrials, and consumer discretionary sectors, and in India hurt performance. In addition, a higher-than-index exposure to Brazil detracted from performance.

Lazard Retirement Global Dynamic Multi Asset Portfolio

For the year ended December 31, 2015, the Lazard Retirement Global Dynamic Multi Asset Portfolio’s Service Shares posted a total return of -0.44%, as compared with the -1.79% return of its blended benchmark, which is a 50/50 blend of the MSCI World® Index and the Barclays Capital Global Aggregate Bond® Index (the “GDMA Index”).

The Portfolio is managed using a combination of certain US and non-US equity and fixed income strategies, which considers a market forecast based on four categories pertinent to allocation decisions among the strategies: Economy, Valuation, Liquidity, and Sentiment.

Changes made to the market forecast during 2015 reflected a consideration of many factors, including monetary policies of central banks around the globe; global macroeconomic data readings (particularly the Purchasing Managers Index, which measures economic activity) in China, the US, the euro zone, and Japan; fiscal policy in developed and emerging markets; geopolitical events and risks; and equity and fixed income valuations, along with other data.

For 2015, stock selection in the financials, consumer staples, and materials sectors and underweight positions in the materials and energy sectors added the most value within the equity allocation, as did stock selection in the UK, US, Australia and Japan. Within fixed income, performance was helped by country allocations to Canada, Australia, and New Zealand; underweight exposure to long maturity bonds in the US and Germany; and an underweight exposure to the euro in favor of the US dollar (implemented also via derivative instruments). In contrast, stock selection in the health care and industrials sectors, stock selection in Canada and overweight exposures to Norway detracted from performance within equities; within fixed income, performance was hurt by an overweight to Spain versus Italy, and modest exposure to the Australian dollar, Canadian dollar, and New Zealand dollar implemented also via derivative instruments.

Notes to Investment Overviews:

Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of a Portfolio may have been waived or reimbursed by Lazard Asset Management LLC, the Fund’s investment manager (the “Investment Manager”), State Street Bank and Trust Company, the Fund’s administrator (“State Street”), or Boston Financial Data Services, Inc., the Fund’s transfer and dividend disbursing agent (“BFDS”); without such waiver/reimbursement of expenses, such Portfolio’s returns would have been lower. Performance information does not reflect the fees and charges imposed by participating insurance companies at the separate account level, and such charges will have the effect of reducing performance. Past performance is not indicative, or a guarantee, of future results.

The performance data of the indices and other market data have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. These indices are unmanaged, have no fees or costs and are not available for investment.

The views of the Investment Manager and the securities described in this report are as of December 31, 2015; these views and portfolio holdings may have changed subsequent to this date. Nothing herein should be construed as a recommendation to buy, sell, or hold a particular security. There is no assurance that the securities discussed herein will remain in a Portfolio at the time you receive this report, or that securities sold will not have been repurchased. The specific securities discussed may, in aggregate, represent only a small percentage of a Portfolio’s holdings. It should not be assumed that securities identified and discussed were, or will be, profitable, or that the investment decisions made in the future will be profitable, or equal the investment performance of the securities discussed herein.

The views and opinions expressed are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendations for, any person. There can be no guarantee as to the accuracy of any outlooks for markets, sectors and securities as discussed herein. You should read the Fund’s prospectus or each Portfolio’s summary prospectus for a more detailed discussion of each Portfolio’s investment objective, strategies, risks and fees.

6	Annual Report

Lazard Retirement Series, Inc. Performance Overviews

Lazard Retirement US Strategic Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Service Shares of Lazard Retirement US Strategic Equity Portfolio and S&P 500® Index*

Average Annual Total Returns*

Years Ended December 31, 2015

	One Year	Five Years	Ten Years
Service Shares	-5.44%	10.06%	5.70%
S&P 500 Index	1.38%	12.57%	7.31%

*	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or State Street; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Performance information does not reflect the fees and charges imposed by participating insurance companies at the separate account level, and such charges will have the effect of reducing performance.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The S&P 500 Index is a market capitalization-weighted index of 500 common stocks, designed to measure performance of the broad domestic economy through changes in the aggregate market value of these stocks, which represent all major industries. The index is unmanaged, has no fees or costs and is not available for investment.

Before May 1, 2007, the Portfolio was known as Lazard Retirement Equity Portfolio and had a different investment strategy.

Annual Report	7

Lazard Retirement US Small-Mid Cap Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Service Shares of Lazard Retirement US Small-Mid Cap Equity Portfolio, Russell 2500® Index and Russell 2000/2500 Linked Index*

Average Annual Total Returns*

Years Ended December 31, 2015

	One Year	Five Years	Ten Years
Service Shares	-2.38%	8.00%	6.62%
Russell 2500 Index	-2.90%	10.32%	7.56%
Russell 2000/2500 Linked Index	-2.90%	10.32%	7.50%

*	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Performance information does not reflect the fees and charges imposed by participating insurance companies at the separate account level, and such charges will have the effect of reducing performance.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods.

The Portfolio was previously known as Lazard Retirement U.S. Small Cap Equity Portfolio. As of June 1, 2009, the Portfolio changed its name to Lazard Retirement U.S. Small-Mid Cap Equity Portfolio and changed its investment strategy to invest in equity securities of small-mid cap US companies.

The performance data of the indices have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. The Russell 2500 Index is comprised of the 2,500 smallest US companies included in the Russell 3000® Index (which consists of the 3,000 largest US companies by capitalization). The Russell 2000/2500 Linked Index is an index created by the Portfolio’s Investment Manager, which links the performance of the Russell 2000® Index for all periods through May 31, 2009 and the Russell 2500 Index for all periods thereafter. The Russell 2000 Index is comprised of the 2,000 smallest US companies included in the Russell 3000 Index. The indices are unmanaged, have no fees or costs and are not available for investment.

8	Annual Report

Lazard Retirement International Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Service Shares of Lazard Retirement International Equity Portfolio and EAFE Index*

Average Annual Total Returns*

Years Ended December 31, 2015

	One Year	Five Years	Ten Years
Service Shares	1.75%	5.74%	3.89%
EAFE Index	-0.81%	3.60%	3.03%

*	Total returns reflect reinvestment of all dividends and distributions, if any. Performance information does not reflect the fees and charges imposed by participating insurance companies at the separate account level, and such charges will have the effect of reducing performance.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The EAFE Index is a broadly diversified international index comprised of equity securities of approximately 1,000 companies located in developed countries outside the United States. The index is unmanaged, has no fees or costs and is not available for investment.

Annual Report	9

Lazard Retirement Emerging Markets Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Service Shares of Lazard Retirement Emerging Markets Equity Portfolio and EM Index*

Average Annual Total Returns*

Periods Ended December 31, 2015

	Service Shares			Investor Shares
	One Year	Five Years	Ten Years	One Year	Five Years	Since Inception†
Retirement Emerging Markets Equity Portfolio**	-20.05%	-5.50%	3.38%	-19.90%	-5.28%	2.03%
EM Index	-14.92%	-4.81%	3.61%	-14.92%	-4.81%	1.61%

*	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Performance information does not reflect the fees and charges imposed by participating insurance companies at the separate account level, and such charges will have the effect of reducing performance.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The EM Index is comprised of emerging market securities in countries open to non-local investors. The index is unmanaged, has no fees or costs and is not available for investment.

**	The performance of Service Shares may be greater than or less than the performance of Investor Shares, primarily based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for Investor Shares was May 1, 2006.

10	Annual Report

Lazard Retirement Global Dynamic Multi Asset Portfolio

Comparison of Changes in Value of $10,000 Investment in the Service Shares of Lazard Retirement Global Dynamic Multi Asset Portfolio, GDMA Index and MSCI World® Index*

Average Annual Total Returns*

Periods Ended December 31, 2015

	One Year	Since Inception†
Service Shares	-0.44%	7.22%
GDMA Index	-1.79%	4.25%
MSCI World Index	-0.87%	9.25%

*	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Performance information does not reflect the fees and charges imposed by participating insurance companies at the separate account level, and such charges will have the effect of reducing performance.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods.

The performance data of the indices have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. The GDMA Index is a 50/50 blend of the MSCI World Index and the Barclays Capital Global Aggregate Bond® Index. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The Barclays Capital Global Aggregate Bond Index provides a broad-based measure of global investment-grade fixed-income debt markets, including government-related debt, corporate debt, securitized debt and global Treasury, with maturities of no less than one year. The indices are unmanaged, have no fees or costs and are not available for investment.

Before April 30, 2014, the Portfolio was known as Lazard Retirement Multi-Asset Targeted Volatility Portfolio.

†	The inception date for the Portfolio was April 30, 2012.

Annual Report	11

Lazard Retirement Series, Inc. Information About Your Portfolio’s Expenses

Expense Example

As a shareholder in a Portfolio of the Fund, you incur ongoing costs, including management fees, distribution and service (12b-1) fees (Service Shares only), and other expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the six month period from July 1, 2015 through December 31, 2015 and held for the entire period.

Actual Expenses

For each Share class of the Portfolios, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each Share class of the Portfolios, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of the other mutual funds.

Please note that you also bear fees and charges imposed by participating insurance companies at the separate account level, which are described in the separate prospectuses issued by the insurance companies. Such charges will have the effect of reducing account value.

12	Annual Report

Portfolio	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Expenses Paid During Period* 7/1/15 - 12/31/15	Annualized Expense Ratio During Period 7/1/15 - 12/31/15

US Strategic Equity
Service Shares
Actual	$1,000.00	$950.30	$4.92	1.00%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.16	$5.09	1.00%

US Small-Mid Cap Equity
Service Shares
Actual	$1,000.00	$918.90	$6.05	1.25%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.90	$6.36	1.25%

International Equity
Service Shares
Actual	$1,000.00	$941.40	$5.58	1.14%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.46	$5.80	1.14%

Emerging Markets Equity
Service Shares
Actual	$1,000.00	$807.50	$6.38	1.40%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.15	$7.12	1.40%
Investor Shares
Actual	$1,000.00	$808.40	$5.29	1.16%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.36	$5.90	1.16%

Global Dynamic Multi Asset
Service Shares
Actual	$1,000.00	$981.50	$5.24	1.05%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.91	$5.35	1.05%

*	Expenses are equal to the annualized expense ratio of each Share class multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

Annual Report	13

Lazard Retirement Series, Inc. Portfolio Holdings Presented by Sector December 31, 2015

Sector*	Lazard Retirement US Strategic Equity Portfolio	Lazard Retirement US Small-Mid Cap Equity Portfolio	Lazard Retirement International Equity Portfolio	Lazard Retirement Emerging Markets Equity Portfolio

Consumer Discretionary	12.6%	14.7%	14.0%	8.8%
Consumer Staples	9.6	—	11.5	7.9
Energy	5.5	3.6	5.9	7.0
Financials	16.8	29.5	26.1	27.6
Health Care	15.6	9.6	12.6	—
Industrials	10.2	18.1	10.1	5.5
Information Technology	23.3	14.9	3.8	24.8
Materials	1.7	2.4	3.2	4.3
Telecommunication Services	—	—	8.1	11.5
Utilities	—	3.9	1.0	0.2
Short-Term Investments	4.7	3.3	3.7	2.4
Total Investments	100.0%	100.0%	100.0%	100.0%

Sector*	Lazard Retirement Global Dynamic Multi Asset Portfolio

Consumer Discretionary	10.6%
Consumer Staples	8.0
Energy	4.2
Financials	18.8
Health Care	9.6
Industrials	9.0
Information Technology	9.7
Materials	2.7
Telecommunication Services	4.9
Utilities	3.8
Municipal	0.8
Sovereign Debt	13.2
US Treasury Securities	1.1
Short-Term Investment	3.6
Total Investments	100.0%

*	Represents percentage of total investments.

14	Annual Report

Lazard Retirement Series, Inc. Portfolios of Investments December 31, 2015

Description	Shares	Value

Lazard Retirement US Strategic Equity Portfolio

Common Stocks | 95.5%

Agriculture | 0.5%
Monsanto Co.	615	$60,590

Alcohol & Tobacco | 1.2%
Molson Coors Brewing Co., Class B	1,420	133,366

Automotive | 1.0%
Delphi Automotive PLC	1,400	120,022

Banking | 5.2%
Bank of America Corp.	22,900	385,407
Wells Fargo & Co.	3,950	214,722
		600,129
Commercial Services | 4.5%
Copart, Inc. (a)	1,700	64,617
Corrections Corp. of America	7,748	205,245
Fidelity National Information Services, Inc.	1,850	112,110
Tyco International PLC	4,190	133,619
		515,591
Computer Software & Services | 1.4%
Microsoft Corp.	2,800	155,344

Energy Exploration & Production | 2.2%
Anadarko Petroleum Corp.	2,135	103,718
Apache Corp.	1,285	57,144
EOG Resources, Inc.	1,305	92,381
		253,243
Energy Integrated | 1.6%
Chevron Corp.	2,035	183,069

Energy Services | 1.7%
Dril-Quip, Inc. (a)	1,530	90,622
Schlumberger, Ltd.	1,525	106,369
		196,991
Description	Shares	Value

Financial Services | 7.5%
CBOE Holdings, Inc.	860	$55,814
Citigroup, Inc.	2,675	138,431
Intercontinental Exchange, Inc.	1,000	256,260
OneMain Holdings, Inc. (a)	3,725	154,736
Visa, Inc., Class A	3,405	264,058
		869,299
Food & Beverages | 3.4%
Kellogg Co.	5,425	392,065

Forest & Paper Products | 1.1%
International Paper Co.	3,470	130,819

Health Services | 1.3%
Aetna, Inc.	1,415	152,990

Household & Personal Products | 3.5%
The Procter & Gamble Co.	5,055	401,418

Insurance | 3.9%
Aon PLC	2,070	190,875
The Hartford Financial Services Group, Inc.	4,165	181,011
Voya Financial, Inc.	2,200	81,202
		453,088
Leisure & Entertainment | 7.0%
Houghton Mifflin Harcourt Co. (a)	6,010	130,898
MSG Networks, Inc. Class A (a)	3,720	77,376
Norwegian Cruise Line Holdings, Ltd. (a)	4,075	238,795
The Madison Square Garden Co. Class A (a)	1,040	168,272
Viacom, Inc., Class B	4,580	188,513
		803,854
Manufacturing | 6.4%
Honeywell International, Inc.	3,360	347,995
Parker Hannifin Corp.	1,170	113,466
Rockwell Automation, Inc.	1,280	131,341
United Technologies Corp.	1,440	138,341
		731,143
Media | 4.8%
Alphabet, Inc.:
Class A (a)	540	420,125
Class C (a)	168	127,492
		547,617

The accompanying notes are an integral part of these financial statements.

Annual Report	15

Description	Shares	Value

Lazard Retirement US Strategic Equity Portfolio (concluded)

Pharmaceutical & Biotechnology | 14.3%
Baxalta, Inc.	4,285	$167,244
Eli Lilly & Co.	3,290	277,215
Mallinckrodt PLC (a)	2,705	201,874
Pfizer, Inc.	13,235	427,226
Zoetis, Inc.	12,083	579,017
		1,652,576
Real Estate | 0.7%
Host Hotels & Resorts, Inc. REIT	5,000	76,700

Retail | 6.2%
Advance Auto Parts, Inc.	2,468	371,459
CVS Health Corp.	1,890	184,785
Deckers Outdoor Corp. (a)	1,475	69,620
J.C. Penney Co., Inc. (a)	13,950	92,907
		718,771
Semiconductors & Components | 1.2%
NXP Semiconductors NV (a)	1,670	140,697

Technology | 1.5%
eBay, Inc. (a)	6,350	174,498

Technology Hardware | 11.2%
Apple, Inc.	4,769	501,985
Applied Materials, Inc.	6,950	129,757
Cisco Systems, Inc.	10,880	295,446
Hewlett Packard Enterprise Co.	5,175	78,660
HP, Inc.	5,175	61,272
QUALCOMM, Inc.	1,660	82,975
Teradyne, Inc.	6,955	143,760
		1,293,855
Description	Shares	Value

Transportation | 2.2%
American Airlines Group, Inc.	3,475	$147,166
Union Pacific Corp.	1,350	105,570
		252,736
Total Common Stocks (Identified cost $11,105,451)		11,010,471

Short-Term Investment | 4.8%
State Street Institutional Treasury Money Market Fund (Identified cost $548,280)	548,280	548,280

Total Investments | 100.3% (Identified cost $11,653,731) (b)		$11,558,751

Liabilities in Excess of Cash and Other Assets | (0.3)%		(29,784)

Net Assets | 100.0%		$11,528,967

The accompanying notes are an integral part of these financial statements.

16	Annual Report

Description	Shares	Value

Lazard Retirement US Small-Mid Cap Equity Portfolio

Common Stocks | 96.6%

Aerospace & Defense | 1.2%
B/E Aerospace, Inc.	17,270	$731,730

Automotive | 2.4%
Gentherm, Inc. (a)	9,630	456,462
Modine Manufacturing Co. (a)	59,850	541,643
Tenneco, Inc. (a)	9,355	429,488
		1,427,593
Banking | 9.8%
East West Bancorp, Inc.	23,215	964,815
Great Western Bancorp, Inc.	30,645	889,318
Home Bancshares, Inc.	26,895	1,089,785
PacWest Bancorp	22,725	979,448
Signature Bank (a)	6,295	965,464
SVB Financial Group (a)	7,870	935,743
		5,824,573
Cable Television | 1.1%
Cable One, Inc.	1,540	667,836

Chemicals | 1.6%
Calgon Carbon Corp.	53,980	931,155

Commercial Services | 6.1%
EVERTEC, Inc.	48,910	818,753
MDC Partners, Inc., Class A	42,175	916,041
Morningstar, Inc.	9,395	755,452
On Assignment, Inc. (a)	9,385	421,856
United Rentals, Inc. (a)	9,885	717,058
		3,629,160
Computer Software & Services | 1.6%
j2 Global, Inc.	11,420	940,094

Construction & Engineering | 1.7%
EMCOR Group, Inc.	8,445	405,698
Quanta Services, Inc. (a)	30,210	611,752
		1,017,450
Consumer Products | 1.2%
Fox Factory Holding Corp. (a)	44,230	731,122
Description	Shares	Value

Electric | 1.9%
CMS Energy Corp.	31,585	$1,139,587

Energy Exploration & Production | 1.6%
Memorial Resource Development Corp. (a)	60,255	973,118

Energy Services | 1.9%
Dril-Quip, Inc. (a)	10,165	602,073
Tesco Corp.	77,200	558,928
		1,161,001
Financial Services | 4.3%
Air Lease Corp.	20,510	686,675
CBOE Holdings, Inc.	12,655	821,310
OneMain Holdings, Inc. (a)	25,015	1,039,123
		2,547,108
Forest & Paper Products | 0.8%
KapStone Paper and Packaging Corp.	21,895	494,608

Gas Utilities | 2.0%
New Jersey Resources Corp.	36,140	1,191,174

Health Services | 3.6%
Brookdale Senior Living, Inc. (a)	29,340	541,616
Quintiles Transnational Holdings, Inc. (a)	13,580	932,403
Team Health Holdings, Inc. (a)	14,955	656,375
		2,130,394
Housing | 2.5%
Continental Building Products, Inc. (a)	37,870	661,210
PGT, Inc. (a)	70,685	805,102
		1,466,312
Insurance | 6.8%
Arch Capital Group, Ltd. (a)	14,620	1,019,745
Argo Group International Holdings, Ltd.	17,035	1,019,374
Brown & Brown, Inc.	29,100	934,110
Reinsurance Group of America, Inc.	12,210	1,044,566
		4,017,795
Leisure & Entertainment | 2.4%
Bloomin’ Brands, Inc.	46,215	780,571
Scholastic Corp.	17,310	667,474
		1,448,045

The accompanying notes are an integral part of these financial statements.

Annual Report	17

Description	Shares	Value

Lazard Retirement US Small-Mid Cap Equity Portfolio (concluded)

Manufacturing | 9.6%
Altra Industrial Motion Corp.	28,425	$712,899
FLIR Systems, Inc.	38,995	1,094,590
Generac Holdings, Inc. (a)	23,050	686,198
Littelfuse, Inc.	5,215	558,057
Pitney Bowes, Inc.	44,340	915,621
The Toro Co.	6,590	481,531
TriMas Corp. (a)	42,455	791,786
Woodward, Inc.	9,265	460,100
		5,700,782
Medical Products | 1.6%
Sirona Dental Systems, Inc. (a)	8,645	947,233

Pharmaceutical & Biotechnology | 4.4%
Cellectis SA ADR	19,630	609,119
Mallinckrodt PLC (a)	5,300	395,539
Phibro Animal Health Corp., Class A	23,505	708,206
United Therapeutics Corp. (a)	5,785	905,989
		2,618,853
Real Estate | 8.5%
DCT Industrial Trust, Inc. REIT	25,015	934,811
Extra Space Storage, Inc. REIT	10,705	944,288
Jones Lang LaSalle, Inc.	6,085	972,748
Kilroy Realty Corp. REIT	13,730	868,834
LaSalle Hotel Properties REIT	18,235	458,793
Tanger Factory Outlet Centers, Inc. REIT	27,290	892,383
		5,071,857
Retail | 5.9%
Advance Auto Parts, Inc.	4,215	634,400
Chico’s FAS, Inc.	62,080	662,394
Mattress Firm Holding Corp. (a)	14,450	644,903
Sally Beauty Holdings, Inc. (a)	30,910	862,080
Steven Madden, Ltd. (a)	23,810	719,538
		3,523,315
Description	Shares	Value

Semiconductors & Components | 3.6%
M/A-COM Technology Solutions Holdings, Inc. (a)	21,180	$866,050
Microsemi Corp. (a)	16,725	545,068
Universal Display Corp. (a)	13,170	716,975
		2,128,093
Technology | 4.1%
BroadSoft, Inc. (a)	24,870	879,403
Pegasystems, Inc.	22,915	630,162
Vantiv, Inc., Class A (a)	19,235	912,124
		2,421,689
Technology Hardware | 1.6%
NCR Corp. (a)	37,835	925,444

Transportation | 2.8%
Alaska Air Group, Inc.	11,870	955,654
Echo Global Logistics, Inc. (a)	34,710	707,737
		1,663,391
Total Common Stocks (Identified cost $55,165,424)		57,470,512

Short-Term Investment | 3.3%
State Street Institutional Treasury Money Market Fund (Identified cost $1,990,008)	1,990,008	1,990,008

Total Investments | 99.9% (Identified cost $57,155,432) (b)		$59,460,520

Cash and Other Assets in Excess of Liabilities | 0.1%		38,791

Net Assets | 100.0%		$59,499,311

The accompanying notes are an integral part of these financial statements.

18	Annual Report

Description	Shares	Value

Lazard Retirement International Equity Portfolio

Common Stocks | 96.1%

Australia | 3.6%
Ansell, Ltd.	336,231	$5,216,583
Caltex Australia, Ltd.	449,293	12,233,217
James Hardie Industries PLC	536,696	6,770,447
		24,220,247
Austria | 0.6%
UNIQA Insurance Group AG	506,746	4,113,020

Belgium | 4.2%
Anheuser-Busch InBev SA/NV	172,227	21,274,344
KBC Groep NV	116,581	7,289,316
		28,563,660
Brazil | 0.7%
BB Seguridade Participacoes SA	748,600	4,577,992

Canada | 2.7%
Encana Corp.	794,070	4,034,337
MacDonald Dettwiler & Associates, Ltd.	118,000	7,100,296
National Bank of Canada	258,000	7,516,066
		18,650,699
Denmark | 1.1%
Carlsberg A/S, Class B	84,446	7,466,291

Finland | 2.0%
Sampo Oyj, A Shares	273,871	13,881,464

France | 9.1%
BNP Paribas SA	180,930	10,241,361
Cap Gemini SA	150,767	13,950,183
Iliad SA	26,654	6,359,118
Total SA	145,447	6,477,604
Valeo SA	89,722	13,851,715
Vinci SA	179,718	11,525,157
		62,405,138
Germany | 3.4%
Bayer AG	147,163	18,463,260
RTL Group SA	59,669	4,983,798
		23,447,058
Description	Shares	Value

Ireland | 1.0%
Ryanair Holdings PLC Sponsored ADR	79,323	$6,858,267

Israel | 2.7%
Teva Pharmaceutical Industries, Ltd. Sponsored ADR	276,740	18,165,214

Italy | 2.1%
Atlantia SpA	257,037	6,807,967
Azimut Holding SpA	304,795	7,524,535
		14,332,502
Japan | 19.7%
ABC-Mart, Inc.	119,600	6,560,571
Daiwa House Industry Co., Ltd.	777,200	22,282,787
Don Quijote Holdings Co., Ltd.	408,400	14,348,215
Isuzu Motors, Ltd.	546,500	5,881,074
Japan Tobacco, Inc.	265,400	9,744,729
KDDI Corp.	583,600	15,107,634
Makita Corp.	110,200	6,333,118
Seven & I Holdings Co., Ltd.	280,600	12,794,076
SoftBank Group Corp.	193,000	9,726,109
Sony Corp.	400,300	9,806,705
Sumitomo Mitsui Financial Group, Inc.	399,200	15,058,740
United Arrows, Ltd.	149,000	6,422,012
		134,065,770
Netherlands | 2.9%
Koninklijke KPN NV	1,829,039	6,906,507
Wolters Kluwer NV	390,445	13,082,146
		19,988,653
Norway | 1.5%
Telenor ASA	595,699	9,910,193

Philippines | 0.8%
Alliance Global Group, Inc.	15,718,200	5,366,087

Spain | 1.0%
Red Electrica Corporacion SA	82,656	6,889,401

Sweden | 4.0%
Assa Abloy AB, Class B	686,081	14,369,748
Swedbank AB, A Shares	586,792	12,887,249
		27,256,997

The accompanying notes are an integral part of these financial statements.

Annual Report	19

Description	Shares	Value

Lazard Retirement International Equity Portfolio (concluded)

Switzerland | 5.4%
Credit Suisse Group AG	360,206	$7,785,255
Novartis AG	340,040	29,065,461
		36,850,716
Taiwan | 1.7%
Taiwan Semiconductor Manufacturing Co., Ltd. Sponsored ADR	515,600	11,729,900

Thailand | 0.6%
Krung Thai Bank Public Co. Ltd. (c)	8,097,000	3,757,674

Turkey | 1.1%
Turkcell Iletisim Hizmetleri AS	2,127,265	7,215,320

United Kingdom | 24.2%
Aon PLC	106,195	9,792,241
BG Group PLC	501,683	7,275,061
BHP Billiton PLC	375,462	4,215,362
British American Tobacco PLC	326,328	18,123,946
Direct Line Insurance Group PLC	1,031,575	6,161,903
Informa PLC	929,110	8,389,960
Lloyds Banking Group PLC	15,144,680	16,300,512
Description	Shares	Value

Provident Financial PLC	186,930	$9,258,363
Prudential PLC	854,534	19,131,227
RELX PLC	686,708	12,039,670
Rexam PLC	1,250,439	11,092,143
Royal Dutch Shell PLC, A Shares	436,950	9,816,740
Shire PLC	210,186	14,404,851
Unilever PLC	211,434	9,053,133
Wolseley PLC	184,709	10,040,570
		165,095,682
Total Common Stocks (Identified cost $573,093,972)		654,807,945

Short-Term Investment | 3.6%
State Street Institutional Treasury Money Market Fund (Identified cost $24,836,533)	24,836,533	24,836,533

Total Investments | 99.7% (Identified cost $597,930,505) (b)		$679,644,478

Cash and Other Assets in Excess of Liabilities | 0.3%		2,367,295

Net Assets | 100.0%		$682,011,773

The accompanying notes are an integral part of these financial statements.

20	Annual Report

Description	Shares	Value

Lazard Retirement Emerging Markets Equity Portfolio

Common Stocks | 96.6%

Argentina | 0.7%
YPF SA Sponsored ADR	436,134	$6,856,027

Brazil | 8.8%
Ambev SA ADR	2,937,300	13,100,358
Banco do Brasil SA	3,973,866	14,700,838
BB Seguridade Participacoes SA	2,045,600	12,509,671
CCR SA	3,090,700	9,737,195
CEMIG SA Sponsored ADR	1,045,100	1,567,650
Cielo SA	1,945,412	16,465,539
Localiza Rent a Car SA	751,715	4,695,411
Natura Cosmeticos SA	684,400	4,036,102
Vale SA Sponsored ADR	928,800	3,055,752
Via Varejo SA	1,036,600	845,688
		80,714,204
China | 13.9%
AAC Technologies Holdings, Inc.	985,000	6,378,458
Baidu, Inc. Sponsored ADR (a)	171,400	32,401,456
China Construction Bank Corp., Class H	49,998,390	33,942,636
China Shenhua Energy Co., Ltd., Class H	4,346,829	6,764,172
CNOOC, Ltd.	10,417,000	10,707,264
NetEase, Inc. ADR	169,200	30,665,808
Weichai Power Co., Ltd., Class H	5,204,800	5,719,324
		126,579,118
Egypt | 1.2%
Commercial International Bank Egypt SAE GDR	2,553,778	10,984,471

Hong Kong | 3.5%
China Mobile, Ltd. Sponsored ADR	487,149	27,441,103
Huabao International Holdings, Ltd.	11,717,000	4,257,645
		31,698,748
Hungary | 1.5%
OTP Bank Nyrt.	676,257	13,945,100
Description	Shares	Value

India | 10.6%
Axis Bank, Ltd.	2,682,592	$18,123,392
Bajaj Auto, Ltd.	238,164	9,107,527
Bharat Heavy Electricals, Ltd.	2,412,310	6,142,620
HCL Technologies, Ltd.	984,336	12,738,111
Hero MotoCorp, Ltd.	333,580	13,506,660
Punjab National Bank	5,653,983	9,845,785
Tata Consultancy Services, Ltd.	760,032	27,815,008
		97,279,103
Indonesia | 7.2%
PT Astra International Tbk	23,156,900	9,951,540
PT Bank Mandiri (Persero) Tbk	21,178,829	14,059,098
PT Semen Indonesia (Persero) Tbk	9,946,900	8,113,579
PT Telekomunikasi Indonesia (Persero) Tbk Sponsored ADR	590,600	26,222,640
PT United Tractors Tbk	5,870,540	7,133,729
		65,480,586
Macau | 0.6%
Wynn Macau, Ltd.	4,664,400	5,406,330

Malaysia | 0.7%
British American Tobacco Malaysia Berhad	470,400	6,139,749

Mexico | 2.6%
America Movil SAB de CV, Class L Sponsored ADR	417,700	5,872,862
Grupo Mexico SAB de CV, Series B	3,959,397	8,452,013
Kimberly-Clark de Mexico SAB de CV, Series A	4,110,662	9,590,630
		23,915,505
Pakistan | 1.9%
Habib Bank, Ltd.	4,195,600	8,009,163
Oil & Gas Development Co., Ltd.	3,155,900	3,530,797
Pakistan Petroleum, Ltd.	4,950,902	5,734,000
		17,273,960
Philippines | 1.5%
Philippine Long Distance Telephone Co. Sponsored ADR	312,500	13,359,375

The accompanying notes are an integral part of these financial statements.

Annual Report	21

Description	Shares	Value

Lazard Retirement Emerging Markets Equity Portfolio (concluded)

Russia | 8.2%
ALROSA PAO (a)	6,467,981	$4,966,168
Gazprom PAO Sponsored ADR	3,327,747	12,331,715
Lukoil PJSC Sponsored ADR	407,409	13,147,350
Magnit PJSC Sponsored GDR	50,967	2,039,297
Magnit PJSC Sponsored GDR (c), (d)	108,375	4,358,842
MegaFon OAO GDR	69,501	808,284
MegaFon OAO GDR (c), (d)	421,946	4,915,671
Mobile TeleSystems PJSC Sponsored ADR	1,346,420	8,320,876
Sberbank of Russia PJSC (a)	17,075,756	23,749,337
		74,637,540
South Africa | 7.1%
Imperial Holdings, Ltd.	599,746	4,587,441
Nedbank Group, Ltd.	517,526	6,295,292
PPC, Ltd.	3,173,757	3,158,028
Sanlam, Ltd.	1,645,496	6,383,915
Shoprite Holdings, Ltd.	1,262,318	11,667,673
Standard Bank Group, Ltd.	939,214	6,863,533
The Bidvest Group, Ltd.	388,159	8,230,853
Vodacom Group, Ltd.	790,391	7,779,394
Woolworths Holdings, Ltd.	1,542,561	9,968,164
		64,934,293
South Korea | 13.7%
Coway Co., Ltd.	145,360	10,368,034
Hanwha Life Insurance Co., Ltd.	1,878,696	11,780,823
Hyundai Mobis Co., Ltd.	77,433	16,160,314
KB Financial Group, Inc.	465,889	13,089,647
KT&G Corp.	123,322	10,944,114
Samsung Electronics Co., Ltd.	27,478	29,341,877
Shinhan Financial Group Co., Ltd.	577,422	19,434,515
SK Hynix, Inc.	542,720	14,011,241
		125,130,565
Description	Shares	Value

Taiwan | 6.0%
Hon Hai Precision Industry Co., Ltd.	4,080,138	$9,979,260
Taiwan Semiconductor Manufacturing Co., Ltd.	10,298,642	44,439,425
		54,418,685
Thailand | 2.8%
CP All Public Co. Ltd. (c)	8,339,400	9,096,052
Kasikornbank Public Co. Ltd.	1,237,900	5,117,744
PTT Exploration & Production Public Co. Ltd. (c)	2,638,935	4,198,389
The Siam Cement Public Co. Ltd.	530,900	6,766,733
		25,178,918
Turkey | 4.1%
Akbank TAS	4,642,292	10,663,041
KOC Holding AS	2,133,938	7,996,448
Turkcell Iletisim Hizmetleri AS	2,747,145	9,317,847
Turkiye Is Bankasi AS, C Shares	5,922,095	9,339,404
		37,316,740
Total Common Stocks (Identified cost $1,127,901,383)		881,249,017

Short-Term Investment | 2.4%
State Street Institutional Treasury Money Market Fund (Identified cost $22,040,801)	22,040,801	22,040,801

Total Investments | 99.0% (Identified cost $1,149,942,184) (b)		$903,289,818

Cash and Other Assets in Excess of Liabilities | 1.0%		9,563,451

Net Assets | 100.0%		$912,853,269

The accompanying notes are an integral part of these financial statements.

22	Annual Report

Description	Shares	Value

Lazard Retirement Global Dynamic Multi Asset Portfolio

Common Stocks | 70.7%

Australia | 2.8%
Amcor, Ltd.	23,180	$225,519
Aristocrat Leisure, Ltd.	22,735	168,020
Blackmores, Ltd.	3,675	579,919
carsales.com, Ltd.	12,509	106,090
CSL, Ltd.	19,050	1,452,430
Evolution Mining, Ltd.	659,753	670,277
iSentia Group, Ltd.	37,906	132,955
Magellan Financial Group, Ltd.	35,218	690,873
Qantas Airways, Ltd.	188,713	559,628
Regis Resources, Ltd.	71,559	121,262
Sandfire Resources NL	91,564	369,819
Telstra Corp., Ltd.	191,902	778,648
Wesfarmers, Ltd.	3,580	107,711
Westfield Corp. REIT	29,094	200,152
		6,163,303
Austria | 0.2%
Erste Group Bank AG (a)	11,335	354,254
IMMOFINANZ AG (a)	28,928	65,824
		420,078
Belgium | 0.7%
Anheuser-Busch InBev SA/NV Sponsored ADR	10,440	1,305,000
KBC Groep NV	1,907	119,237
Telenet Group Holding NV (a)	3,638	196,062
		1,620,299
Bermuda | 0.8%
Everest Re Group, Ltd.	6,058	1,109,159
PartnerRe, Ltd.	1,292	180,544
Validus Holdings, Ltd.	8,423	389,901
		1,679,604
Canada | 2.8%
Agnico-Eagle Mines, Ltd.	3,517	92,443
Canadian National Railway Co.	15,017	839,463
CI Financial Corp.	12,562	277,804
Cineplex, Inc.	5,142	176,702
Cogeco Cable, Inc.	2,938	131,156
Colliers International Group, Inc.	2,568	114,564
Constellation Software, Inc.	237	98,808
Dollarama, Inc.	12,484	721,234
Description	Shares	Value

Husky Energy, Inc.	52,771	$545,749
Imperial Oil, Ltd.	2,383	77,636
Intact Financial Corp.	7,734	495,665
Magna International, Inc.	11,202	454,330
Metro, Inc.	6,704	187,695
Royal Bank of Canada	21,147	1,133,230
Suncor Energy, Inc.	3,011	77,728
Tourmaline Oil Corp. (a)	5,865	94,733
Transcontinental, Inc. Class A	20,245	252,532
Uni-Select, Inc.	8,232	407,584
		6,179,056
China | 0.1%
Yangzijiang Shipbuilding Holdings, Ltd.	179,100	138,285

Denmark | 0.5%
Coloplast A/S, Class B	1,402	113,165
Novo Nordisk A/S Sponsored ADR	10,595	615,357
Novo Nordisk A/S, Class B	8,239	473,581
		1,202,103
Finland | 0.8%
Elisa Oyj	3,610	135,765
Kone Oyj, Class B	12,866	540,956
Sampo Oyj, A Shares ADR	42,440	1,073,520
		1,750,241
France | 1.0%
Airbus Group SE	20,175	1,354,619
BNP Paribas SA	3,937	222,850
Electricite de France SA	8,588	126,161
Engie SA	4,543	80,401
Societe Generale SA	4,847	223,580
Sopra Steria Group	782	91,848
Total SA	5,522	245,927
		2,345,386
Germany | 1.2%
Bayer AG	909	114,044
Continental AG Sponsored ADR	18,200	875,511
Daimler AG	1,584	132,217
Muenchener Rueckversicherungs AG	1,185	237,325
ProSiebenSat.1 Media SE	4,556	230,461
Stroeer SE	1,932	121,104
Suedzucker AG	5,968	118,105
Symrise AG ADR	46,570	767,241
		2,596,008

The accompanying notes are an integral part of these financial statements.

Annual Report	23

Description	Shares	Value

Lazard Retirement Global Dynamic Multi Asset Portfolio (continued)

Hong Kong | 1.6%
CLP Holdings, Ltd.	31,500	$267,729
Henderson Land Development Co., Ltd.	48,000	292,197
HK Electric Investments & HK Electric Investments, Ltd.	199,000	166,708
Hongkong Land Holdings, Ltd.	15,300	106,696
Link REIT	229,000	1,370,587
PCCW, Ltd.	379,000	222,022
Swire Pacific, Ltd., Class A	13,500	151,599
The Wharf Holdings, Ltd.	119,000	659,135
Wheelock & Co., Ltd.	87,000	366,692
		3,603,365
Ireland | 0.5%
Accenture PLC, Class A	1,089	113,801
Bank of Ireland Sponsored ADR (a)	19,445	286,425
ICON PLC (a)	4,301	334,188
Paddy Power PLC	1,365	182,613
Ryanair Holdings PLC Sponsored ADR	1,542	133,321
		1,050,348
Israel | 0.4%
Bank Hapoalim BM	14,198	73,328
Bank Leumi Le-Israel BM (a)	25,671	89,046
Check Point Software Technologies, Ltd. (a)	3,580	291,341
Israel Discount Bank, Ltd., Class A (a)	60,259	109,218
Teva Pharmaceutical Industries, Ltd.	1,747	114,669
Teva Pharmaceutical Industries, Ltd. Sponsored ADR	3,960	259,934
		937,536
Italy | 0.4%
Davide Campari-Milano SpA ADR	144,590	631,858
Moncler SpA	5,164	71,514
Saras SpA (a)	61,565	117,939
		821,311
Japan | 6.5%
Ai Holdings Corp.	3,600	91,231
Alps Electric Co., Ltd.	9,600	259,631
Astellas Pharma, Inc.	6,900	98,009
Canon, Inc.	7,300	221,258
Central Japan Railway Co.	1,300	230,282
Chubu Electric Power Co., Inc.	8,700	119,002
CKD Corp.	9,200	91,383
Daito Trust Construction Co., Ltd.	2,300	266,282
Daiwa House Industry Co., Ltd.	12,000	344,047
Daiwa House Industry Co., Ltd. ADR	49,179	1,414,880
Description	Shares	Value

Electric Power Development Co., Ltd.	2,600	$92,525
Fuji Heavy Industries, Ltd.	8,200	337,089
Fujitsu General, Ltd.	6,000	76,224
Haseko Corp.	11,600	128,060
Heiwa Corp.	7,500	140,410
IT Holdings Corp.	4,000	91,402
Japan Airlines Co., Ltd.	5,400	193,382
Japan Petroleum Exploration Co., Ltd.	3,100	83,018
JTEKT Corp.	12,100	198,037
JVC Kenwood Corp.	34,800	95,028
Kakaku.com, Inc.	6,700	132,269
Kaken Pharmaceutical Co., Ltd.	2,200	149,965
KDDI Corp. ADR	65,205	844,079
Kobe Steel, Ltd.	66,000	71,706
Kubota Corp.	5,000	77,075
Kumagai Gumi Co., Ltd.	38,000	109,337
Kyokuto Kaihatsu Kogyo Co., Ltd.	9,600	106,783
Medipal Holdings Corp.	5,500	93,653
Minebea Co., Ltd.	42,000	360,651
Mitsubishi Electric Corp.	12,000	125,814
Mitsubishi Gas Chemical Co., Inc.	17,000	86,857
Mitsubishi Materials Corp.	60,000	188,708
Mitsubishi UFJ Financial Group, Inc.	87,100	539,053
Mitsubishi UFJ Lease & Finance Co., Ltd.	15,230	78,456
Mitsui & Co., Ltd.	5,300	62,947
Mitsui Chemicals, Inc.	90,000	399,186
Murata Manufacturing Co., Ltd.	6,300	904,218
Nippon Telegraph & Telephone Corp.	9,000	357,317
Nissan Motor Co., Ltd.	87,600	917,422
Nitto Denko Corp.	1,800	131,301
Ryohin Keikaku Co., Ltd. ADR	11,415	462,878
Sanyo Special Steel Co., Ltd.	18,000	85,245
Shimadzu Corp.	6,000	100,528
Shionogi & Co., Ltd.	2,400	108,501
Sompo Japan Nipponkoa Holdings, Inc.	13,700	448,117
Sumitomo Chemical Co., Ltd.	109,000	625,575
Sumitomo Heavy Industries, Ltd.	13,000	58,234
Sumitomo Mitsui Financial Group, Inc.	39,700	1,497,575
Sumitomo Rubber Industries, Ltd.	20,200	262,588
Taikisha, Ltd.	4,300	102,907
The San-In Godo Bank, Ltd.	10,500	85,163
Ube Industries, Ltd.	124,000	261,703
West Japan Railway Co.	1,800	124,161
		14,531,152

The accompanying notes are an integral part of these financial statements.

24	Annual Report

Description	Shares	Value

Lazard Retirement Global Dynamic Multi Asset Portfolio (continued)

Netherlands | 1.3%
Aegon NV	88,655	$500,411
AVG Technologies NV (a)	4,407	88,360
Euronext NV	13,041	666,918
Koninklijke Ahold NV	5,777	121,971
NN Group NV	8,327	292,823
NXP Semiconductors NV (a)	5,500	463,375
Wolters Kluwer NV	3,127	104,773
Wolters Kluwer NV Sponsored ADR	16,930	567,324
		2,805,955
New Zealand | 0.4%
Air New Zealand, Ltd.	212,180	428,449
Fisher & Paykel Healthcare Corp., Ltd., Class C	30,334	184,132
Spark New Zealand, Ltd.	176,707	398,278
		1,010,859
Norway | 1.2%
Statoil ASA	141,899	1,984,642
Telenor ASA	7,416	123,374
Telenor ASA ADR	12,700	632,142
		2,740,158
Portugal | 0.1%
Altri SGPS SA	22,492	116,541

Puerto Rico | 0.0%
EVERTEC, Inc.	5,444	91,133

Singapore | 0.6%
Ascendas Real Estate Investment Trust	133,600	213,967
Avago Technologies, Ltd.	972	141,086
CapitaLand, Ltd.	52,400	122,981
ComfortDelGro Corp., Ltd.	187,800	401,698
Singapore Airlines, Ltd.	11,400	89,715
United Overseas Bank, Ltd.	26,900	370,324
		1,339,771
Spain | 0.3%
Banco Santander SA	28,606	140,442
Bolsas y Mercados Espanoles SA	2,805	94,422
Corporacion Financiera Alba SA	941	40,682
Iberdrola SA	49,293	349,454
Merlin Properties Socimi SA REIT	9,291	115,946
		740,946
Sweden | 0.6%
Assa Abloy AB ADR	100,440	1,048,594
Axfood AB	6,774	116,867
Description	Shares	Value

NetEnt AB	3,874	$224,349
Unibet Group PLC SDR	755	77,033
		1,466,843
Switzerland | 1.5%
Actelion, Ltd.	619	85,174
Actelion, Ltd. ADR	15,700	545,261
Chocoladefabriken Lindt & Spruengli AG	15	93,440
Credit Suisse Group AG Sponsored ADR	20,400	442,476
dorma+kaba Holding AG	147	99,739
Novartis AG	268	22,908
Novartis AG Sponsored ADR	11,880	1,022,155
Roche Holding AG	3,777	1,040,896
		3,352,049
United Kingdom | 6.0%
Admiral Group PLC	5,420	131,832
Aon PLC	8,048	742,106
Auto Trader Group PLC	70,227	458,920
Bellway PLC	11,722	488,800
British American Tobacco PLC Sponsored ADR	8,905	983,557
BT Group PLC	63,488	438,779
Centrica PLC	197,275	633,651
Cineworld Group PLC	19,169	158,786
Compass Group PLC	19,809	342,850
Compass Group PLC Sponsored ADR	43,320	763,298
Debenhams PLC	96,937	104,105
easyJet PLC	3,386	86,674
Essentra PLC	7,186	87,270
Greggs PLC	7,852	152,031
International Consolidated Airlines Group SA Sponsored ADR	3,767	168,573
Lloyds Banking Group PLC ADR	13,311	58,036
Micro Focus International PLC	4,884	114,662
Moneysupermarket.com Group PLC	48,622	262,631
Next PLC	2,830	303,374
Provident Financial PLC Sponsored ADR	16,525	842,445
Prudential PLC ADR	19,065	859,450
RELX NV	1	17
RELX NV Sponsored ADR	58,545	985,312
Rentokil Initial PLC	250,396	587,068
Royal Dutch Shell PLC, A Shares	53,404	1,223,420
Shire PLC	1,356	92,932
Shire PLC ADR	5,940	1,217,700
SSE PLC	16,924	378,972
Unilever PLC Sponsored ADR	15,310	660,167
		13,327,418

The accompanying notes are an integral part of these financial statements.

Annual Report	25

Description	Shares	Value

Lazard Retirement Global Dynamic Multi Asset Portfolio (continued)

United States | 38.4%
3M Co.	20,512	$3,089,928
Aetna, Inc.	4,157	449,455
Allison Transmission Holdings, Inc.	3,058	79,172
Alphabet, Inc.:
Class A (a)	1,613	1,254,930
Class C (a)	1,437	1,090,511
Altria Group, Inc.	1,565	91,099
Amdocs, Ltd.	2,208	120,491
American Airlines Group, Inc.	3,282	138,993
American Electric Power Co., Inc.	21,165	1,233,285
American International Group, Inc.	1,456	90,228
Amgen, Inc.	5,845	948,819
Apple, Inc.	26,269	2,765,075
Applied Materials, Inc.	24,540	458,162
AT&T, Inc.	57,659	1,984,046
Automatic Data Processing, Inc.	1,105	93,616
AutoZone, Inc. (a)	850	630,623
Ball Corp.	1,292	93,967
Bank of America Corp.	75,006	1,262,351
Biogen, Inc. (a)	1,299	397,949
Bristol-Myers Squibb Co.	8,890	611,543
Cadence Design Systems, Inc. (a)	14,092	293,255
CBOE Holdings, Inc.	3,867	250,968
CBRE Group, Inc., Class A (a)	8,558	295,936
Centene Corp. (a)	3,699	243,431
Chemed Corp.	822	123,136
Cigna Corp.	878	128,478
Cirrus Logic, Inc. (a)	4,861	143,545
Cisco Systems, Inc.	30,550	829,585
Citigroup, Inc.	11,828	612,099
Coca-Cola Enterprises, Inc.	26,999	1,329,431
Colgate-Palmolive Co.	6,004	399,986
Comcast Corp., Class A	8,763	494,496
CR Bard, Inc.	1,341	254,039
CVS Health Corp.	9,310	910,239
Devon Energy Corp.	3,953	126,496
Dr Pepper Snapple Group, Inc.	5,352	498,806
Eaton Vance Corp.	1,647	53,412
Edison International	3,782	223,932
Emerson Electric Co.	2,344	112,114
EOG Resources, Inc.	5,505	389,699
Exelon Corp.	51,143	1,420,241
Facebook, Inc., Class A (a)	4,697	491,588
Description	Shares	Value

FactSet Research Systems, Inc.	1,181	$191,995
Fidelity National Information Services, Inc.	7,450	451,470
Fiserv, Inc. (a)	3,133	286,544
FMC Technologies, Inc. (a)	18,985	550,755
Foot Locker, Inc.	1,843	119,961
General Dynamics Corp.	1,556	213,732
Gilead Sciences, Inc.	10,374	1,049,745
Global Payments, Inc.	9,737	628,134
Halliburton Co.	16,995	578,510
HCA Holdings, Inc. (a)	9,387	634,843
HealthSouth Corp.	2,200	76,582
Honeywell International, Inc.	13,820	1,431,337
Intel Corp.	35,584	1,225,869
Intercontinental Exchange, Inc.	3,044	780,055
International Business Machines Corp.	2,685	369,510
International Paper Co.	8,577	323,353
Intuit, Inc.	4,438	428,267
Johnson & Johnson	41,153	4,227,236
JPMorgan Chase & Co.	22,792	1,504,956
Kellogg Co.	7,240	523,235
KeyCorp.	73,831	973,831
Lincoln National Corp.	8,581	431,281
Lockheed Martin Corp.	739	160,474
Lowe’s Cos., Inc.	11,310	860,012
Marathon Petroleum Corp.	2,316	120,061
MasterCard, Inc., Class A	8,063	785,014
McDonald’s Corp.	3,746	442,552
McGraw Hill Financial, Inc.	7,292	718,845
McKesson Corp.	3,050	601,551
Mead Johnson Nutrition Co.	4,670	368,696
MetLife, Inc.	11,210	540,434
Mettler-Toledo International, Inc. (a)	352	119,374
Microsoft Corp.	28,049	1,556,159
Molson Coors Brewing Co., Class B	4,151	389,862
Monsanto Co.	5,475	539,397
Motorola Solutions, Inc.	1,259	86,179
National Fuel Gas Co.	3,483	148,898
NetApp, Inc.	2,566	68,076
NIKE, Inc., Class B	27,684	1,730,250
Northrop Grumman Corp.	4,784	903,267
NRG Energy, Inc.	18,004	211,907
O’Reilly Automotive, Inc. (a)	3,881	983,523
OneMain Holdings, Inc. (a)	9,725	403,976
Orbital ATK, Inc.	1,278	114,177
PepsiCo, Inc.	16,335	1,632,193
PerkinElmer, Inc.	1,864	99,854

The accompanying notes are an integral part of these financial statements.

26	Annual Report

Description	Shares	Value

Lazard Retirement Global Dynamic Multi Asset Portfolio (continued)

Philip Morris International, Inc.	1,379	$121,228
Pinnacle Entertainment, Inc. (a)	3,681	114,553
Premier, Inc., Class A (a)	4,845	170,883
Public Service Enterprise Group, Inc.	8,872	343,258
PVH Corp.	1,166	85,876
QUALCOMM, Inc.	1	50
Quintiles Transnational Holdings, Inc. (a)	11,020	756,633
Raytheon Co.	3,915	487,535
Regions Financial Corp.	18,196	174,682
Reynolds American, Inc.	23,747	1,095,924
Rockwell Automation, Inc.	5,782	593,291
Rockwell Collins, Inc.	1,305	120,451
Ross Stores, Inc.	15,214	818,665
Rowan Cos. PLC, Class A	4,644	78,716
Sanderson Farms, Inc.	1,576	122,172
Schlumberger, Ltd.	9,095	634,376
Skyworks Solutions, Inc.	7,931	609,339
Spirit AeroSystems Holdings, Inc., Class A (a)	1,764	88,323
Starbucks Corp.	16,941	1,016,968
SunTrust Banks, Inc.	9,605	411,478
Target Corp.	1,639	119,008
Team Health Holdings, Inc. (a)	3,768	165,378
Tesoro Corp.	1,840	193,881
Texas Instruments, Inc.	8,512	466,543
The Allstate Corp.	15,212	944,513
The Boeing Co.	1,661	240,164
The Charles Schwab Corp.	11,815	389,068
The Clorox Co.	2,192	278,011
The Dow Chemical Co.	5,430	279,536
The Estee Lauder Cos., Inc., Class A	1,130	99,508
The Hartford Financial Services Group, Inc.	10,130	440,250
The J.M. Smucker Co.	4,235	522,345
The Kroger Co.	47,868	2,002,318
The Procter & Gamble Co.	10,170	807,600
The Southern Co.	8,456	395,656
The TJX Cos., Inc.	4,464	316,542
The Walt Disney Co.	17,588	1,848,147
Thermo Fisher Scientific, Inc.	6,209	880,747
Time Warner, Inc.	9,771	631,891
Triumph Group, Inc.	2,374	94,366
Twitter, Inc. (a)	7,230	167,302
Tyco International PLC	11,420	364,184
Tyson Foods, Inc., Class A	1,650	87,994
Description	Shares	Value

Union Pacific Corp.	5,250	$410,550
United Rentals, Inc. (a)	1,614	117,080
United Technologies Corp.	4,230	406,376
UnitedHealth Group, Inc.	783	92,112
Universal Health Services, Inc., Class B	995	118,893
Unum Group	2,466	82,093
Valero Energy Corp.	1,640	115,964
VeriFone Systems, Inc. (a)	10,572	296,227
Verizon Communications, Inc.	50,711	2,343,862
Visa, Inc., Class A	14,357	1,113,385
Wabash National Corp. (a)	6,667	78,871
Waste Management, Inc.	4,908	261,940
Waters Corp. (a)	1,771	238,341
Wells Fargo & Co.	25,344	1,377,700
Wyndham Worldwide Corp.	3,381	245,630
Xcel Energy, Inc.	7,476	268,463
Zebra Technologies Corp., Class A (a)	7,504	522,654
Zoetis, Inc.	14,460	692,923
		85,457,504
Total Common Stocks (Identified cost $155,741,306)		157,487,252

Description	Security Currency	Principal Amount (000)	Value

Corporate Bonds | 9.0%

Australia | 0.7%
Telstra Corp., Ltd., 4.000%, 11/15/17	AUD	1,220	$904,524
Toyota Finance Australia, Ltd., 4.250%, 05/15/19	AUD	827	618,400
			1,522,924
Canada | 1.5%
John Deere Canada Funding, Inc., 2.300%, 01/17/18	CAD	290	212,983
Suncor Energy, Inc., 6.100%, 06/01/18	USD	525	564,728
The Bank of Nova Scotia, 2.125%, 09/11/19	USD	1,300	1,298,736
The Toronto-Dominion Bank:
2.250%, 11/05/19	USD	325	324,924
2.621%, 12/22/21	CAD	720	530,839
Wells Fargo Canada Corp., 3.040%, 01/29/21	CAD	525	396,381
			3,328,591

The accompanying notes are an integral part of these financial statements.

Annual Report	27

Description	Security Currency	Principal Amount (000)	Value

Lazard Retirement Global Dynamic Multi Asset Portfolio (continued)

Chile | 0.2%
Codelco, Inc., 4.500%, 08/13/23	USD	500	$484,777

Denmark | 0.2%
Carlsberg Breweries A/S, 2.500%, 05/28/24	EUR	400	447,276

France | 0.1%
Orange SA, 5.375%, 07/08/19	USD	195	214,956

Italy | 0.2%
Atlantia SpA, 4.375%, 09/16/25	EUR	395	528,921

Mexico | 0.2%
America Movil SAB de CV, 6.450%, 12/05/22	MXN	7,000	387,022

Netherlands | 0.7%
Bank Nederlandse Gemeenten NV, 5.000%, 09/16/20	NZD	660	473,315
BMW Finance NV, 3.375%, 12/14/18	GBP	460	709,631
Deutsche Bahn Finance BV, 3.375%, 09/01/16	NOK	2,980	340,984
			1,523,930
New Zealand | 0.1%
Fonterra Cooperative Group, Ltd., 5.500%, 02/26/24	AUD	300	235,860

Norway | 0.3%
Statoil ASA, 3.700%, 03/01/24	USD	445	451,082
Telenor ASA, 1.750%, 05/22/18	USD	200	199,071
			650,153
Singapore | 0.5%
Temasek Financial I, Ltd., 4.300%, 10/25/19	USD	1,000	1,079,567
Description	Security Currency	Principal Amount (000)	Value

United Kingdom | 1.0%
Abbey National Treasury Services PLC, 5.125%, 04/14/21	GBP	510	$858,637
Centrica PLC, 7.000%, 09/19/18	GBP	100	166,279
Rolls-Royce PLC, 6.750%, 04/30/19	GBP	372	627,232
SSE PLC, 5.000%, 10/01/18	GBP	370	589,065
			2,241,213
United States | 3.3%
Anheuser-Busch InBev Worldwide, Inc., 3.650%, 01/15/16	CAD	1,070	773,668
Apple, Inc., 3.850%, 05/04/43	USD	520	479,115
Daimler Finance North America LLC, 3.875%, 09/15/21	USD	280	290,965
General Electric Capital Corp., 5.500%, 02/01/17	NZD	305	212,607
John Deere Capital Corp., 2.300%, 09/16/19	USD	200	200,801
Marathon Petroleum Corp., 3.625%, 09/15/24	USD	285	265,718
Morgan Stanley, 2.500%, 01/24/19	USD	835	839,740
Nestle Holdings, Inc., 2.500%, 07/10/17	NOK	5,480	631,688
The Goldman Sachs Group, Inc.:
5.200%, 12/17/19	NZD	935	661,233
3.625%, 01/22/23	USD	575	581,748
The Home Depot, Inc., 2.625%, 06/01/22	USD	615	614,430
Union Pacific Corp., 4.163%, 07/15/22	USD	620	670,584
Valero Energy Corp., 6.125%, 02/01/20	USD	249	274,686
Verizon Communications, Inc., 1.350%, 06/09/17	USD	810	807,694
			7,304,677
Total Corporate Bonds (Identified cost $21,131,552)			19,949,867

The accompanying notes are an integral part of these financial statements.

28	Annual Report

Description	Security Currency	Principal Amount (000)	Value

Lazard Retirement Global Dynamic Multi Asset Portfolio (continued)

Foreign Government Obligations | 12.2%

Australia | 1.0%
Queensland Treasury Corp., 5.500%, 06/21/21	AUD	895	$742,403
Treasury Corp. of Victoria, 6.000%, 10/17/22	AUD	965	842,682
Western Australian Treasury Corp., 6.000%, 10/16/23	AUD	705	611,237
			2,196,322
Bahamas | 0.5%
Commonwealth of Bahamas:
5.750%, 01/16/24	USD	270	282,150
6.950%, 11/20/29	USD	750	875,625
			1,157,775
Bermuda | 0.5%
Government of Bermuda, 5.603%, 07/20/20	USD	1,040	1,137,500

Canada | 2.4%
Canada Government Bond, 1.125%, 03/19/18	USD	600	598,239
City of Vancouver, 2.900%, 11/20/25	CAD	415	305,472
Province of Alberta, 4.000%, 12/01/19	CAD	2,030	1,621,711
Province of British Columbia, 3.700%, 12/18/20	CAD	655	526,045
Province of Ontario, 2.450%, 06/29/22	USD	900	892,061
Province of Quebec, 3.500%, 07/29/20	USD	1,245	1,316,895
			5,260,423
Chile | 0.3%
Republic of Chile, 1.625%, 01/30/25	EUR	600	650,094

Colombia | 0.3%
Republic of Colombia, 2.625%, 03/15/23	USD	650	572,650
Description	Security Currency	Principal Amount (000)	Value

Ireland | 0.9%
Irish Treasury:
3.400%, 03/18/24	EUR	905	$1,170,414
2.400%, 05/15/30	EUR	775	919,582
			2,089,996
Mexico | 1.1%
Mexican Bonos:
4.750%, 06/14/18	MXN	19,140	1,115,873
6.500%, 06/09/22	MXN	9,260	552,865
United Mexican States, 6.750%, 02/06/24	GBP	470	843,180
			2,511,918
New Zealand | 0.5%
New Zealand Government Bond, 3.000%, 04/15/20	NZD	1,560	1,070,764

Norway | 0.9%
Oslo Kommune:
4.900%, 11/04/19	NOK	2,000	252,569
3.550%, 02/12/21	NOK	4,000	486,093
2.450%, 05/24/23	NOK	2,000	229,136
3.650%, 11/08/23	NOK	2,000	248,291
2.350%, 09/04/24	NOK	4,000	447,917
2.400%, 02/13/30	NOK	4,000	428,388
			2,092,394
Panama | 0.4%
Republic of Panama, 4.000%, 09/22/24	USD	800	803,000

Poland | 0.9%
Poland Government Bond, 1.790%, 01/25/21	PLN	4,815	1,205,400
Republic of Poland, 3.000%, 03/17/23	USD	729	721,710
			1,927,110
Singapore | 0.4%
Singapore Government Bond, 3.000%, 09/01/24	SGD	1,250	912,441

Slovakia | 0.1%
Slovak Republic, 4.375%, 05/21/22	USD	200	221,708

Spain | 0.2%
Spain Government Bond, 1.600%, 04/30/25	EUR	295	318,670

The accompanying notes are an integral part of these financial statements.

Annual Report	29

Description	Security Currency	Principal Amount (000)	Value

Lazard Retirement Global Dynamic Multi Asset Portfolio (continued)

Sweden | 0.5%
Svensk Exportkredit AB, 1.875%, 12/21/18	GBP	785	$1,175,021

United Kingdom | 1.3%
United Kingdom Treasury:
1.750%, 07/22/19	GBP	435	655,246
2.000%, 07/22/20	GBP	395	599,580
2.250%, 09/07/23	GBP	1,130	1,724,071
			2,978,897
Total Foreign Government Obligations (Identified cost $28,829,896)			27,076,683

Quasi Government Bonds | 1.4%

Canada | 0.6%
Hydro-Quebec:
0.977%, 12/01/19	CAD	1,235	888,741
9.625%, 07/15/22	CAD	303	322,821
			1,211,562
Germany | 0.4%
KFW:
2.875%, 10/12/16	NOK	1,210	138,608
1.125%, 12/23/19	GBP	400	582,629
Landeskreditbank Baden-Wuerttemberg Foerderbank, 3.000%, 05/22/17	NOK	1,180	136,819
			858,056
Mexico | 0.3%
Nacional Financiera SNC, 3.375%, 11/05/20 (d)	USD	300	297,113
Petroleos Mexicanos, 1.875%, 04/21/22	EUR	500	454,635
			751,748
South Korea | 0.1%
The Korea Development Bank, 4.500%, 11/22/19	AUD	380	285,501

Total Quasi Government Bonds (Identified cost $3,341,265)			3,106,867

Supranationals | 1.1%
African Development Bank, 2.375%, 09/23/21	USD	610	619,611
Description	Security Currency	Principal Amount (000)	Value

Asian Development Bank, 2.125%, 03/19/25	USD	560	$546,517
Corporacion Andina de Fomento, 4.375%, 06/15/22	USD	810	862,326
Inter-American Development Bank, 6.000%, 12/15/17	NZD	465	334,887

Total Supranationals (Identified cost $2,428,839)			2,363,341

US Municipal Bonds | 0.8%

Georgia | 0.2%
Georgia State Build America Bond Series H, 5.014%, 11/01/27	USD	420	489,947

New Jersey | 0.0%
New Jersey State Transportation Trust Fund Authority Build America Bond Series C, 5.754%, 12/15/28	USD	100	102,957

Pennsylvania | 0.0%
Pennsylvania State Build America Bond Third Series B, 5.850%, 07/15/30	USD	50	56,432

Texas | 0.1%
Texas State Build America Bond Series A, 4.123%, 04/01/25	USD	100	110,332

Utah | 0.4%
Utah State Build America Bonds:
Series B, 3.539%, 07/01/25	USD	295	310,207
Series D, 4.554%, 07/01/24	USD	460	517,049
			827,256
Wisconsin | 0.1%
Wisconsin State Build America Bond Series D, 5.400%, 05/01/28	USD	175	196,774

Total US Municipal Bonds (Identified cost $1,781,327)			1,783,698

The accompanying notes are an integral part of these financial statements.

30	Annual Report

Description	Security Currency	Principal Amount (000)	Value

Lazard Retirement Global Dynamic Multi Asset Portfolio (continued)

US Treasury Securities | 1.1%
US Treasury Bond, 2.875%, 08/15/45	USD	632	$612,620
US Treasury Note, 2.125%, 05/15/25	USD	1,910	1,884,962

Total US Treasury Securities (Identified cost $2,524,649)			2,497,582
Description	Shares	Value

Right | 0.0%

Singapore | 0.0%
Ascendas Real Estate Investment Trust Expires 01/13/16 (c) (Identified cost $0)	5,010	$219

Short-Term Investment | 3.6%
State Street Institutional Treasury Money Market Fund (Identified cost $8,080,475)	8,080,475	8,080,475

Total Investments | 99.9% (Identified cost $223,859,309) (b), (e)		$222,345,984

Cash and Other Assets in Excess of Liabilities | 0.1%		320,207

Net Assets | 100.0%		$222,666,191

The accompanying notes are an integral part of these financial statements.

Annual Report	31

Lazard Retirement Global Dynamic Multi Asset Portfolio (continued)

Forward Currency Contracts open at December 31, 2015:

Currency	Counterparty	Settlement Date	Quantity	Cost on Origination Date^	Unrealized Appreciation	Unrealized Depreciation

Forward Currency Purchase Contracts
AUD	CAN	02/18/16	408,028	296,000	$685	$—
AUD	CAN	02/18/16	507,933	371,213	—	1,885
AUD	CIT	02/18/16	615,269	444,000	3,375	—
CAD	CIT	02/18/16	416,116	298,648	2,113	—
CZK	CIT	02/18/16	3,912,917	156,248	1,296	—
EUR	CIT	02/18/16	393,160	425,234	2,497	—
EUR	CIT	02/18/16	608,102	668,000	—	6,426
EUR	CIT	02/18/16	1,731,777	1,896,105	—	12,050
EUR	HSB	01/08/16	1,158,841	1,227,329	32,141	—
EUR	HSB	01/08/16	1,527,825	1,678,664	—	18,170
EUR	HSB	02/18/16	7,331,733	7,929,782	46,644	—
GBP	CIT	02/18/16	127,382	192,674	—	4,871
GBP	SSB	01/08/16	285,237	428,778	—	8,279
JPY	CIT	02/18/16	850,139,166	6,930,294	149,119	—
JPY	HSB	02/18/16	65,720,970	542,700	4,582	—
JPY	HSB	02/18/16	299,587,315	2,442,023	52,748	—
JPY	SSB	01/08/16	77,444,595	629,894	14,482	—
KRW	CIT	01/19/16	858,401,400	732,831	—	1,034
MXN	CIT	02/18/16	6,692,226	403,100	—	16,013
MXN	JPM	02/18/16	1,649,481	99,706	—	4,298
MXN	JPM	02/18/16	1,974,936	119,379	—	5,146
NOK	HSB	02/18/16	2,650,592	306,014	—	6,702
NZD	CAN	02/18/16	478,687	326,000	525	—
NZD	CIT	02/18/16	706,760	456,800	25,299	—
SEK	CIT	02/18/16	3,924,375	467,193	—	1,709
Total Forward Currency Purchase Contracts					$335,506	$86,583

Forward Currency Sale Contracts
AUD	CAN	02/18/16	4,746,841	3,364,039	$—	$87,483
AUD	CIT	02/18/16	394,843	286,755	—	343
AUD	HSB	01/08/16	873,199	629,471	—	6,739
AUD	HSB	02/18/16	797,354	572,500	—	7,272
AUD	SSB	01/08/16	437,148	315,225	—	3,279
CAD	CIT	02/18/16	846,066	636,427	24,905	—
CAD	HSB	01/08/16	3,667,638	2,746,759	96,146	—
CAD	RBC	02/18/16	297,700	213,348	—	1,824
CAD	RBC	02/18/16	413,606	310,547	11,601	—
CAD	RBC	02/18/16	1,231,192	887,302	—	2,582
CAD	RBC	02/18/16	2,902,508	2,183,223	85,342	—
CAD	SSB	01/08/16	455,213	340,868	11,884	—

The accompanying notes are an integral part of these financial statements.

32	Annual Report

Lazard Retirement Global Dynamic Multi Asset Portfolio (concluded)

Forward Currency Contracts open at December 31, 2015 (concluded):

Currency	Counterparty	Settlement Date	Quantity	Cost on Origination Date^	Unrealized Appreciation	Unrealized Depreciation

Forward Currency Sale Contracts (concluded)
CZK	CIT	02/18/16	2,363,607	94,382	$—	$783
EUR	HSB	02/18/16	1,047,435	1,132,874	—	6,664
GBP	CIT	02/18/16	369,704	561,749	16,680	—
GBP	CIT	02/18/16	396,526	592,048	7,434	—
GBP	HSB	02/18/16	2,363,219	3,591,074	106,890	—
GBP	JPM	02/18/16	222,570	338,239	10,096	—
HKD	SSB	01/08/16	12,715,543	1,640,904	157	—
JPY	CIT	02/18/16	86,437,380	704,633	—	15,162
JPY	HSB	01/08/16	66,588,262	541,588	—	12,458
MXN	CIT	02/18/16	9,251,609	530,821	—	4,305
MXN	HSB	02/18/16	25,620,173	1,524,103	42,198	—
MXN	JPM	02/18/16	7,392,806	439,784	12,174	—
NOK	HSB	02/18/16	3,990,400	466,659	16,052	—
NOK	HSB	02/18/16	26,262,045	3,014,185	48,601	—
NZD	BRC	02/18/16	1,544,008	1,001,336	—	51,873
NZD	CAN	02/18/16	707,082	461,088	—	21,231
NZD	CAN	02/18/16	1,551,681	1,006,056	—	52,387
NZD	CIT	02/18/16	900,016	602,300	—	11,625
PLN	HSB	02/18/16	4,371,284	1,105,395	—	7,945
SEK	CIT	02/18/16	1,392,703	160,685	—	4,509
SGD	SCB	02/18/16	1,309,643	917,098	—	5,202
Total Forward Currency Sale Contracts					490,160	303,666

Gross unrealized appreciation/depreciation on Forward Currency Purchase and Sale Contracts					$825,666	$390,249

^	In USD unless otherwise indicated.

The accompanying notes are an integral part of these financial statements.

Annual Report	33

Lazard Retirement Series, Inc. Notes to Portfolios of Investments December 31, 2015

(a)	Non-income producing security.
(b)	For federal income tax purposes, the aggregate cost, aggregate gross unrealized appreciation, aggregate gross unrealized depreciation and the net unrealized appreciation (depreciation) were as follows:

Portfolio	Aggregate Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

US Strategic Equity	$11,665,911	$731,355	$838,515	$(107,160)
US Small-Mid Cap Equity	57,405,364	5,554,559	3,499,403	2,055,156
International Equity	599,293,076	125,023,339	44,671,937	80,351,402
Emerging Markets Equity	1,152,417,553	87,353,546	336,481,281	(249,127,735)
Global Dynamic Multi Asset	225,020,892	8,897,151	11,572,059	(2,674,908)

(c)	Security valued using Level 2 inputs, based on reference to a similar security which was trading on an active market, under accounting principles generally accepted in the United States of America (“GAAP”) hierarchy – see Note 8.
(d)	Pursuant to Rule 144A under the Securities Act of 1933, these securities may only be traded among “qualified institutional buyers.” At December 31, 2015, the percentage of net assets for each Portfolio was as follows:

Portfolio	Percentage of Net Assets

Emerging Markets Equity	1.0%
Global Dynamic Multi Asset	0.1

(e)	The Portfolio, at all times, maintains portfolio securities in sufficient amount to cover its obligations related to investments in forward currency contracts.

Security Abbreviations:

ADR	—	American Depositary Receipt
GDR	—	Global Depositary Receipt
PJSC	—	Public Joint Stock Company
REIT	—	Real Estate Investment Trust
SDR	—	Swedish Depositary Receipt

Currency Abbreviations:

AUD	—	Australian Dollar	MXN	—	Mexican New Peso
CAD	—	Canadian Dollar	NOK	—	Norwegian Krone
CZK	—	Czech Koruna	NZD	—	New Zealand Dollar
EUR	—	Euro	PLN	—	Polish Zloty
GBP	—	British Pound Sterling	SEK	—	Swedish Krone
HKD	—	Hong Kong Dollar	SGD	—	Singapore Dollar
JPY	—	Japanese Yen	USD	—	United States Dollar
KRW	—	South Korean Won

Counterparty Abbreviations:

BRC	—	Barclays Bank PLC	JPM	—	JPMorgan Chase Bank NA
CAN	—	Canadian Imperial Bank of Commerce	RBC	—	Royal Bank of Canada
CIT	—	Citibank NA	SCB	—	Standard Chartered Bank
HSB	—	HSBC Bank USA NA	SSB	—	State Street Bank and Trust Co.

The accompanying notes are an integral part of these financial statements.

34	Annual Report

Portfolio holdings by industry (as a percentage of net assets), for those Portfolios previously presented by country:

Industry*	Lazard Retirement International Equity Portfolio	Lazard Retirement Emerging Markets Equity Portfolio	Lazard Retirement Global Dynamic Multi Asset Portfolio

Aerospace & Defense	—%	—%	0.5%
Agriculture	—	—	0.2
Alcohol & Tobacco	8.3	3.3	2.6
Automotive	2.9	3.6	2.1
Banking	8.3	21.8	6.6
Cable Television	—	—	0.3
Chemicals	—	0.7	1.2
Commercial Services	2.4	2.7	2.3
Computer Software & Services	0.9	6.9	1.4
Construction & Engineering	1.7	—	0.3
Consumer Products	0.9	—	0.2
Diversified	0.8	0.9	—
Electric	1.0	0.2	3.4
Energy Exploration & Production	0.6	2.6	0.9
Energy Integrated	5.3	4.3	2.5
Energy Services	—	—	0.9
Financial Services	6.0	2.8	5.7
Food & Beverages	—	—	2.8
Forest & Paper Products	1.6	1.1	0.3
Gas Utilities	—	—	0.4
Health Services	—	—	1.5
Household & Personal Products	1.3	2.0	1.0
Housing	4.3	1.2	1.1
Insurance	8.5	2.7	4.0
Leisure & Entertainment	5.7	0.6	3.9
Machinery	—	—	0.2
Manufacturing	2.9	3.9	5.3
Media	—	—	1.0
Medical Products	—	—	0.9
Metals & Glass Containers	—	—	0.1
Metals & Mining	0.6	1.8	0.9
Pharmaceutical & Biotechnology	11.8	—	7.3
Real Estate	—	—	1.8
Retail	4.9	4.2	5.1
Semiconductors & Components	1.7	10.3	2.2
Technology	4.9	4.4	0.5
Technology Hardware	1.0	1.1	2.6
Telecommunications	5.8	11.4	4.9
Transportation	2.0	2.1	2.2
Subtotal	96.1	96.6	81.1
Foreign Government Obligations	—	—	12.2
Supranationals	—	—	1.1
US Municipal Bonds	—	—	0.8
US Treasury Securities	—	—	1.1
Short-Term Investments	3.6	2.4	3.6
Total Investments	99.7%	99.0%	99.9%

* Industry classifications may be different than those used for compliance monitoring purposes.

The accompanying notes are an integral part of these financial statements.

Annual Report	35

Lazard Retirement Series, Inc. Statements of Assets and Liabilities

December 31, 2015	Lazard Retirement US Strategic Equity Portfolio	Lazard Retirement US Small-Mid Cap Equity Portfolio

ASSETS
Investments in securities, at value	$11,558,751	$59,460,520
Cash	—	—
Foreign currency	—	—
Receivables for:
Capital stock sold	9,391	102,003
Dividends and interest	10,102	45,066
Investments sold	—	292,147
Amount due from Investment Manager (Note 3)	7,914	—
Gross unrealized appreciation on forward currency contracts	—	—
Total assets	11,586,158	59,899,736

LIABILITIES
Payables for:
Management fees	—	13,376
Accrued distribution fees	2,469	12,818
Investments purchased	—	145,948
Capital stock redeemed	17,090	174,281
Gross unrealized depreciation on forward currency contracts	—	—
Other accrued expenses and payables	37,632	54,002
Total liabilities	57,191	400,425
Net assets	$11,528,967	$59,499,311

NET ASSETS
Paid in capital	$11,519,789	$54,272,563
Undistributed (distributions in excess of) net investment income (loss)	10,671	—
Accumulated net realized gain (loss)	93,487	2,921,660
Net unrealized appreciation (depreciation) on:
Investments	(94,980)	2,305,088
Foreign currency and forward currency contracts	—	—
Net assets	$11,528,967	$59,499,311

Service Shares
Net assets	$11,528,967	$59,499,311
Shares of capital stock outstanding*	1,083,612	8,047,591
Net asset value, offering and redemption price per share	$10.64	$7.39

Investor Shares
Net assets	—	—
Shares of capital stock outstanding*	—	—
Net asset value, offering and redemption price per share	—	—

Cost of investments in securities	$11,653,731	$57,155,432
Cost of foreign currency	—	—

*	$0.001 par value, 2,450,000,000 shares authorized for the Portfolios in total.

The accompanying notes are an integral part of these financial statements.

36	Annual Report

Lazard Retirement International Equity Portfolio	Lazard Retirement Emerging Markets Equity Portfolio	Lazard Retirement Global Dynamic Multi Asset Portfolio

$679,644,478	$903,289,818	$222,345,984
—	—	5,790
73,703	287,882	5,828

2,827,554	10,725,547	614,782
1,380,278	1,175,060	750,269
63,311	19,000	2,565
—	—	—
—	—	825,666
683,989,324	915,497,307	224,550,884

436,639	783,565	109,385
145,546	162,118	46,695
328	614,346	889,813
1,128,027	606,368	351,442
—	—	390,249
267,011	477,641	97,109
1,977,551	2,644,038	1,884,693
$682,011,773	$912,853,269	$222,666,191

$599,223,916	$1,183,711,024	$225,278,574
316,288	2,560,560	(1,397,040)
823,756	(26,603,918)	(123,040)

81,713,973	(246,818,362)	(1,513,325)
(66,160)	3,965	421,022
$682,011,773	$912,853,269	$222,666,191

$682,011,773	$754,835,269	$222,666,191
55,520,320	48,088,227	19,352,557
$12.28	$15.70	$11.51

—	$158,018,000	—
—	10,186,142	—
—	$15.51	—

$597,930,505	$1,149,942,184	$223,859,309
$73,443	$285,613	$5,808

Annual Report	37

Lazard Retirement Series, Inc. Statements of Operations

For the Year Ended December 31, 2015	Lazard Retirement US Strategic Equity Portfolio	Lazard Retirement US Small-Mid Cap Equity Portfolio

Investment Income (Loss)

Income
Dividends	$193,044	$660,042
Interest	—	—
Total investment income*	193,044	660,042

Expenses
Management fees (Note 3)	88,391	479,696
Distribution fees (Service Shares)	31,576	159,909
Custodian fees	53,692	56,505
Administration fees	45,026	55,292
Professional services	36,169	42,676
Shareholders’ reports	16,255	44,242
Directors’ fees and expenses	4,226	6,164
Shareholders’ services	13,674	13,867
Registration fees	154	690
Other	2,725	4,080
Total gross expenses	291,888	863,121
Management fees waived and expenses reimbursed	(146,864)	(63,629)
Administration fees waived	(18,750)	—
Total net expenses	126,274	799,492
Net investment income (loss)	66,770	(139,450)

Net Realized and Unrealized Gain (Loss) on Investments, Foreign Currency and Forward Currency Contracts
Net realized gain (loss) on:
Investments	927,106	5,414,421
Foreign currency and forward currency contracts	—	—
Total net realized gain (loss) on investments, foreign currency and forward currency contracts	927,106	5,414,421
Net change in unrealized appreciation (depreciation) on:
Investments**	(1,620,763)	(6,818,250)
Foreign currency and forward currency contracts	—	—
Total net change in unrealized depreciation on investments, foreign currency and forward currency contracts	(1,620,763)	(6,818,250)
Net realized and unrealized gain (loss) on investments, foreign currency and forward currency contracts	(693,657)	(1,403,829)
Net increase (decrease) in net assets resulting from operations	$(626,887)	$(1,543,279)
* Net of foreign withholding taxes of	$—	$6,786
** Includes net change in unrealized foreign capital gains taxes of	$—	$—

The accompanying notes are an integral part of these financial statements.

38	Annual Report

Lazard Retirement International Equity Portfolio	Lazard Retirement Emerging Markets Equity Portfolio	Lazard Retirement Global Dynamic Multi Asset Portfolio

$17,991,776	$29,076,131	$3,292,411
—	—	1,202,744
17,991,776	29,076,131	4,495,155

5,333,998	10,286,580	1,712,579
1,777,929	2,078,468	504,480
209,548	700,246	191,038
184,741	242,830	82,797
245,395	212,476	64,895
84,992	205,479	39,731
30,408	42,469	11,131
17,357	27,256	13,332
3,629	8,102	4,885
18,518	28,751	6,872
7,906,515	13,832,657	2,631,740
—	—	(516,201)
—	—	—
7,906,515	13,832,657	2,115,539
10,085,261	15,243,474	2,379,616

27,645,821	(23,944,641)	(2,343,449)
(175,054)	(357,521)	1,433,494

27,470,767	(24,302,162)	(909,955)

(24,234,668)	(208,273,072)	(3,181,935)
31,726	3,656	140,068

(24,202,942)	(208,269,416)	(3,041,867)

3,267,825	(232,571,578)	(3,951,822)
$13,353,086	$(217,328,104)	$(1,572,206)
$1,991,821	$3,814,212	$174,353
$—	$(165,996)	$—

Annual Report	39

Lazard Retirement Series, Inc. Statements of Changes in Net Assets

	Lazard Retirement US Strategic Equity Portfolio		Lazard Retirement US Small-Mid Cap Equity Portfolio
	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2015	Year Ended December 31, 2014

Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$66,770	$80,126	$(139,450)	$(121,840)
Net realized gain (loss) on investments, foreign currency and forward currency contracts	927,106	1,290,358	5,414,421	8,177,018
Net change in unrealized depreciation on investments, foreign currency and forward currency contracts	(1,620,763)	(35,342)	(6,818,250)	(1,686,801)
Net increase (decrease) in net assets resulting from operations	(626,887)	1,335,142	(1,543,279)	6,368,377

Distributions to shareholders
From net investment income
Service Shares	(52,360)	(77,201)	—	—
Investor Shares	—	—	—	—
From net realized gains
Service Shares	(792,085)	(1,404,900)	(4,465,229)	(10,008,703)
Investor Shares	—	—	—	—
Net decrease in net assets resulting from distributions	(844,445)	(1,482,101)	(4,465,229)	(10,008,703)

Capital stock transactions
Net proceeds from sales
Service Shares	5,026,315	5,323,595	14,432,469	13,987,149
Investor Shares	—	—	—	—
Net proceeds from reinvestment of distributions
Service Shares	844,445	1,482,100	4,465,229	10,008,703
Investor Shares	—	—	—	—
Cost of shares redeemed
Service Shares	(5,261,809)	(3,211,241)	(16,880,480)	(15,787,491)
Investor Shares	—	—	—	—
Net increase in net assets from capital stock transactions	608,951	3,594,454	2,017,218	8,208,361
Total increase (decrease) in net assets	(862,381)	3,447,495	(3,991,290)	4,568,035
Net assets at beginning of year	12,391,348	8,943,853	63,490,601	58,922,566
Net assets at end of year*	$11,528,967	$12,391,348	$59,499,311	$63,490,601
* Includes undistributed (distributions in excess of) net investment income (loss) of	$10,671	$—	$—	$—

Shares issued and redeemed
Service Shares
Shares outstanding at beginning of year	1,020,099	743,845	7,764,268	6,761,491
Shares sold	420,624	414,265	1,725,627	1,591,831
Shares issued to shareholders from reinvestment of distributions	80,270	120,802	605,900	1,207,615
Shares redeemed	(437,381)	(258,813)	(2,048,204)	(1,796,669)
Net increase	63,513	276,254	283,323	1,002,777
Shares outstanding at end of year	1,083,612	1,020,099	8,047,591	7,764,268
Investor Shares
Shares outstanding at beginning of year
Shares sold
Shares issued to shareholders from reinvestment of distributions
Shares redeemed
Net decrease
Shares outstanding at end of year

The accompanying notes are an integral part of these financial statements.

40	Annual Report

Lazard Retirement International Equity Portfolio		Lazard Retirement Emerging Markets Equity Portfolio		Lazard Retirement Global Dynamic Multi Asset Portfolio
Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2015	Year Ended December 31, 2014

$10,085,261	$10,965,538	$15,243,474	$19,490,320	$2,379,616	$1,684,195

27,470,767	29,508,676	(24,302,162)	11,690,151	(909,955)	8,973,244

(24,202,942)	(69,476,408)	(208,269,416)	(84,430,632)	(3,041,867)	(6,893,694)

13,353,086	(29,002,194)	(217,328,104)	(53,250,161)	(1,572,206)	3,763,745

(11,274,502)	(10,814,146)	(9,782,582)	(15,082,247)	—	(968,080)
—	—	(2,497,132)	(4,806,075)	—	—

(12,022,244)	—	(2,236,910)	(8,043,967)	(5,417,685)	(9,750,513)
—	—	(517,868)	(2,288,572)	—	—
(23,296,746)	(10,814,146)	(15,034,492)	(30,220,861)	(5,417,685)	(10,718,593)

108,614,054	111,475,938	201,022,412	208,283,102	78,547,519	89,974,898
—	—	29,579,712	63,373,754	—	—

23,296,746	10,814,146	12,019,492	23,126,213	5,417,685	10,718,593
—	—	3,015,000	7,094,647	—	—

(130,279,566)	(81,661,844)	(127,926,800)	(154,832,744)	(30,978,537)	(16,829,184)
—	—	(62,096,136)	(80,535,191)	—	—
1,631,234	40,628,240	55,613,680	66,509,781	52,986,667	83,864,307
(8,312,426)	811,900	(176,748,916)	(16,961,241)	45,996,776	76,909,459
690,324,199	689,512,299	1,089,602,185	1,106,563,426	176,669,415	99,759,956
$682,011,773	$690,324,199	$912,853,269	$1,089,602,185	$222,666,191	$176,669,415

$316,288	$1,635,320	$2,560,560	$(56,603)	$(1,397,040)	$(412,253)

55,231,355	52,011,272	43,075,583	39,349,938	14,895,028	8,108,458
8,242,943	8,563,877	11,097,828	9,627,978	6,588,954	7,245,330

1,911,335	847,713	758,566	1,131,344	476,062	893,771
(9,865,313)	(6,191,507)	(6,843,750)	(7,033,677)	(2,607,487)	(1,352,531)
288,965	3,220,083	5,012,644	3,725,645	4,457,529	6,786,570
55,520,320	55,231,355	48,088,227	43,075,583	19,352,557	14,895,028

		11,645,766	12,235,116
		1,623,022	2,840,650

		192,541	350,893
		(3,275,187)	(3,780,893)
		(1,459,624)	(589,350)
		10,186,142	11,645,766

Annual Report	41

Lazard Retirement Series, Inc. Financial Highlights

LAZARD RETIREMENT US STRATEGIC EQUITY PORTFOLIO

Selected data for a share of capital	Year Ended
stock outstanding throughout each year	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11

Service Shares
Net asset value, beginning of year	$12.15	$12.02	$10.44	$9.26	$9.18
Income (loss) from investment operations:
Net investment income	0.06	0.09	0.11	0.12	0.10
Net realized and unrealized gain (loss)	(0.73)	1.68	2.80	1.18	0.08

Total from investment operations	(0.67)	1.77	2.91	1.30	0.18
Less distributions from:
Net investment income	(0.05)	(0.09)	(0.11)	(0.12)	(0.10)
Net realized gains	(0.79)	(1.55)	(1.22)	—	—

Total distributions	(0.84)	(1.64)	(1.33)	(0.12)	(0.10)

Net asset value, end of year	$10.64	$12.15	$12.02	$10.44	$9.26

Total Return (a)	–5.44%	14.71%	28.07%	14.01%	1.96%

Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$11,529	$12,391	$8,944	$6,702	$6,008
Ratios to average net assets:
Net expenses	1.00%	1.00%	1.00%	1.00%	1.00%
Gross expenses	2.31%	2.59%	2.88%	3.23%	3.37%
Net investment income	0.53%	0.79%	0.97%	1.16%	1.04%
Portfolio turnover rate	86%	72%	66%	59%	50%

(a)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or State Street; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Performance information does not reflect the fees and charges imposed by participating insurance companies at the separate account level, and such charges will have the effect of reducing performance.

The accompanying notes are an integral part of these financial statements.

42	Annual Report

LAZARD RETIREMENT US SMALL-MID CAP EQUITY PORTFOLIO

Selected data for a share of capital	Year Ended
stock outstanding throughout each year	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11

Service Shares
Net asset value, beginning of year	$8.18	$8.71	$7.30	$9.26	$11.04
Income (loss) from investment operations:
Net investment loss	(0.02)	(0.02)	(0.03)	(0.01)	(0.01)
Net realized and unrealized gain (loss)	(0.19)	0.94	2.53	0.95	(1.01)

Total from investment operations	(0.21)	0.92	2.50	0.94	(1.02)
Less distributions from:
Net realized gains	(0.58)	(1.45)	(1.09)	(2.90)	(0.76)

Total distributions	(0.58)	(1.45)	(1.09)	(2.90)	(0.76)

Net asset value, end of year	$7.39	$8.18	$8.71	$7.30	$9.26

Total Return (a)	–2.38%	11.03%	35.08%	10.38%	–9.07%

Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$59,499	$63,491	$58,923	$46,978	$180,524
Ratios to average net assets:
Net expenses	1.25%	1.25%	1.25%	1.20%	1.15%
Gross expenses	1.35%	1.32%	1.35%	1.20%	1.15%
Net investment loss	–0.22%	–0.20%	–0.33%	–0.06%	–0.16%
Portfolio turnover rate	89%	92%	101%	74%	98%

(a)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Performance information does not reflect the fees and charges imposed by participating insurance companies at the separate account level, and such charges will have the effect of reducing performance.

The accompanying notes are an integral part of these financial statements.

Annual Report	43

LAZARD RETIREMENT INTERNATIONAL EQUITY PORTFOLIO

Selected data for a share of capital	Year Ended
stock outstanding throughout each year	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11

Service Shares
Net asset value, beginning of year	$12.50	$13.26	$11.12	$9.33	$10.28
Income (loss) from investment operations:
Net investment income	0.19	0.21	0.17	0.19	0.18
Net realized and unrealized gain (loss)	0.02	(0.76)	2.13	1.78	(0.93)

Total from investment operations	0.21	(0.55)	2.30	1.97	(0.75)
Less distributions from:
Net investment income	(0.21)	(0.21)	(0.16)	(0.18)	(0.20)
Net realized gains	(0.22)	—	—	—	—

Total distributions	(0.43)	(0.21)	(0.16)	(0.18)	(0.20)

Net asset value, end of year	$12.28	$12.50	$13.26	$11.12	$9.33

Total Return (a)	1.75%	–4.21%	20.76%	21.11%	–7.27%

Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$682,012	$690,324	$689,512	$592,437	$513,882
Ratios to average net assets:
Net expenses	1.11%	1.09%	1.10%	1.10%	1.12%
Gross expenses	1.11%	1.09%	1.10%	1.10%	1.12%
Net investment income	1.42%	1.59%	1.41%	1.80%	1.89%
Portfolio turnover rate	37%	34%	40%	43%	39%

(a)	Total returns reflect reinvestment of all dividends and distributions, if any. Performance information does not reflect the fees and charges imposed by participating insurance companies at the separate account level, and such charges will have the effect of reducing performance.

The accompanying notes are an integral part of these financial statements.

44	Annual Report

LAZARD RETIREMENT EMERGING MARKETS EQUITY PORTFOLIO

Selected data for a share of capital	Year Ended
stock outstanding throughout each year	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11

Service Shares
Net asset value, beginning of year	$19.96	$21.51	$22.22	$18.71	$23.33
Income (loss) from investment operations:
Net investment income (a)	0.27	0.37	0.31	0.33	0.44
Net realized and unrealized gain (loss)	(4.27)	(1.35)	(0.58)	3.78	(4.64)

Total from investment operations	(4.00)	(0.98)	(0.27)	4.11	(4.20)
Less distributions from:
Net investment income	(0.21)	(0.37)	(0.31)	(0.35)	(0.42)
Net realized gains	(0.05)	(0.20)	(0.13)	(0.25)	—

Total distributions	(0.26)	(0.57)	(0.44)	(0.60)	(0.42)

Net asset value, end of year	$15.70	$19.96	$21.51	$22.22	$18.71

Total Return (b)	–20.05%	–4.64%	–1.24%	22.05%	–18.00%

Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$754,835	$859,747	$846,233	$734,699	$580,370
Ratios to average net assets:
Net expenses	1.39%	1.38%	1.38%	1.39%	1.42%
Gross expenses	1.39%	1.38%	1.38%	1.39%	1.42%
Net investment income	1.43%	1.66%	1.42%	1.57%	2.04%
Portfolio turnover rate	9%	12%	14%	23%	19%

Selected data for a share of capital	Year Ended
stock outstanding throughout each year	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11

Investor Shares
Net asset value, beginning of year	$19.74	$21.28	$21.99	$18.52	$23.17
Income (loss) from investment operations:
Net investment income (a)	0.32	0.42	0.37	0.38	0.50
Net realized and unrealized gain (loss)	(4.25)	(1.34)	(0.59)	3.74	(4.62)

Total from investment operations	(3.93)	(0.92)	(0.22)	4.12	(4.12)
Less distributions from:
Net investment income	(0.25)	(0.42)	(0.36)	(0.40)	(0.53)
Net realized gains	(0.05)	(0.20)	(0.13)	(0.25)	—

Total distributions	(0.30)	(0.62)	(0.49)	(0.65)	(0.53)

Net asset value, end of year	$15.51	$19.74	$21.28	$21.99	$18.52

Total Return (b)	–19.90%	–4.38%	–1.01%	22.34%	–17.79%

Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$158,018	$229,855	$260,330	$282,596	$244,320
Ratios to average net assets:
Net expenses	1.15%	1.14%	1.14%	1.14%	1.17%
Gross expenses	1.15%	1.14%	1.14%	1.14%	1.17%
Net investment income	1.71%	1.91%	1.71%	1.85%	2.31%
Portfolio turnover rate	9%	12%	14%	23%	19%

(a)	Net investment income has been computed using the average shares method.
(b)	Total returns reflect reinvestment of all dividends and distributions, if any. Performance information does not reflect the fees and charges imposed by participating insurance companies at the separate account level, and such charges will have the effect of reducing performance.

The accompanying notes are an integral part of these financial statements.

Annual Report	45

LAZARD RETIREMENT GLOBAL DYNAMIC MULTI ASSET PORTFOLIO

Selected data for a share of capital	Year Ended			For the Period 4/30/12* to
stock outstanding throughout each period	12/31/15	12/31/14	12/31/13	12/31/12

Service Shares
Net asset value, beginning of period	$11.86	$12.30	$10.54	$10.00
Income (loss) from investment operations:
Net investment income	0.13	0.11	0.06	0.03
Net realized and unrealized gain (loss)	(0.19)	0.23	1.99	0.54

Total from investment operations	(0.06)	0.34	2.05	0.57
Less distributions from:
Net investment income	—	(0.07)	(0.04)	— (c)
Net realized gains	(0.29)	(0.71)	(0.25)	(0.03)

Total distributions	(0.29)	(0.78)	(0.29)	(0.03)

Net asset value, end of period	$11.51	$11.86	$12.30	$10.54

Total Return (a)	–0.44%	2.70%	19.49%	5.74%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$222,666	$176,669	$99,760	$30,262
Ratios to average net assets (b):
Net expenses	1.05%	1.05%	1.05%	1.05%
Gross expenses	1.31%	1.33%	1.70%	3.80%
Net investment income	1.18%	1.19%	1.01%	1.03%
Portfolio turnover rate	114%	105%	62%	45%

*	The Portfolio commenced operations on April 30, 2012.
(a)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Performance information does not reflect the fees and charges imposed by participating insurance companies at the separate account level, and such charges will have the effect of reducing performance. A period of less than one year is not annualized.
(b)	Annualized for a period of less than one year.
(c)	Amount is less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

46	Annual Report

Lazard Retirement Series, Inc. Notes to Financial Statements December 31, 2015

1. Organization

Lazard Retirement Series, Inc. (the “Fund”) was incorporated in Maryland on February 13, 1997 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund, comprised of twenty three no-load portfolios (each referred to as a “Portfolio”), is currently offered only to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. Portfolio shares may also be offered to certain qualified pension and retirement plans and accounts permitting accumulation of assets on a tax-deferred basis. Effective January 31, 2006, the Fund designated its existing class of shares as Service Shares and commenced offering Investor Shares. Investor Shares and Service Shares are identical, except as to the services offered to and expenses borne by each class of shares. As of December 31, 2015, only Lazard Retirement Emerging Markets Equity Portfolio had issued Investor Shares. Currently, only the following five Portfolios, each of which is “diversified”, as defined in the 1940 Act, are offered: Lazard Retirement US Strategic Equity Portfolio (“US Strategic Equity Portfolio”), Lazard Retirement US Small-Mid Cap Equity Portfolio (“US Small-Mid Cap Equity Portfolio”), Lazard Retirement International Equity Portfolio (“International Equity Portfolio”), Lazard Retirement Emerging Markets Equity Portfolio (“Emerging Markets Equity Portfolio”), and Lazard Retirement Global Dynamic Multi Asset Portfolio (“Global Dynamic Multi Asset Portfolio”). Each of the other eighteen Portfolios had not commenced operations as of December 31, 2015.

2. Significant Accounting Policies

The accompanying financial statements are presented in conformity with GAAP. The Fund is an investment company and therefore applies specialized accounting guidance in Accounting Standards Codification Topic 946. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements:

(a) Valuation of Investments—Net asset value (“NAV”) per share for each class of each Portfolio is determined on each day the New York Stock Exchange (“NYSE”) is open for business, generally as of the close of regular session trading on the NYSE (normally 4:00 p.m. Eastern time, the “Regular Closing Time”). When trading on the NYSE is unexpectedly closed prior to the Regular Closing Time, or an earlier scheduled close (such as on certain days around holidays when the NYSE is scheduled to close before 4:00 p.m.), and remains closed through the time of the Regular Closing Time (or an earlier scheduled close), the NAV of each class of each Portfolio may nonetheless be calculated as of the Regular Closing Time (or an earlier scheduled close) if, in the judgment of the Investment Manager, there is sufficient trading in other markets between the unexpected close and the Regular Closing Time (or an earlier scheduled close) for securities for which the NYSE is usually considered the primary market. NAV per share is determined by dividing the value of the total assets of the Portfolio represented by such class, less all liabilities, by the total number of Portfolio shares of such class outstanding.

Market values for securities listed on the NYSE, NASDAQ national market or other US or foreign exchanges or markets are generally based on the last reported sales price on the exchange or market on which the security is principally traded on each valuation date; securities not traded on the valuation date are valued at the most recent quoted bid price. The Fund values NASDAQ-traded securities at the NASDAQ Official Closing Price, which may not be the last reported sales price in certain instances. Forward currency contracts generally are valued using quotations from an independent pricing service. Investments in money market funds are valued at the fund’s NAV.

Bonds and other fixed-income securities that are not exchange-traded are valued on the basis of prices provided by independent pricing services which are based on, among other things, trading in securities with similar characteristics, brokers’ quotations and/or a matrix system which considers such factors as other security prices, yields and maturities.

The Valuation Committee of the Investment Manager, which meets periodically and acts pursuant to delegated authority from the Board of Directors (the “Board”), may evaluate a variety of factors to determine the fair value of securities for which market quo-

Annual Report	47

tations are determined not to be readily available or reliable. These factors include, but are not limited to, the type of security, the value of comparable securities, observations from financial institutions and relevant news events. Input from the Investment Manager’s portfolio managers/analysts also will be considered.

If a significant event materially affecting the value of securities occurs between the close of the exchange or market on which the security is principally traded and the time when a Portfolio’s NAV is calculated, or when current market quotations otherwise are determined not to be readily available or reliable (including restricted or other illiquid securities such as certain derivative instruments), such securities will be valued at their fair value as determined by, or in accordance with procedures approved by, the Board. The fair value of non-US securities may be determined with the assistance of an independent pricing service using correlations between the movement of prices of such securities and indices of US securities and other appropriate indicators, such as closing market prices of relevant ADRs or futures contracts. Non-US securities may trade on days when a Portfolio is not open for business, thus affecting the value of the Portfolio’s assets on days when Portfolio shareholders may not be able to buy or sell Portfolio shares.

The effect of using fair value pricing is that the NAV of a Portfolio will reflect the affected securities’ values as determined in the judgment of the Board or its designee instead of being determined by the market. Using a fair value pricing methodology to price securities may result in a value that is different from the most recent closing price of a security and from the prices used by other investment companies to calculate their portfolios’ NAVs.

(b) Portfolio Securities Transactions and Investment Income—Portfolio securities transactions are accounted for on trade date. Realized gain (loss) on sales of investments are recorded on a specific identification basis. Dividend income is recorded on the ex-dividend date except for certain dividends from foreign securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Portfolio. Interest income is accrued daily. The Portfolios amortize pre-

miums and accrete discounts on fixed-income securities using the effective yield method. During the year ended December 31, 2015, only Global Dynamic Multi Asset Portfolio traded in fixed-income securities.

The Portfolios may be subject to taxes imposed by foreign countries in which they invest. Such taxes are generally based upon income earned or capital gains (realized or unrealized). The Portfolios accrue and apply such taxes to net investment income, net realized gains and net unrealized gains concurrent with the recognition of income earned or capital gains (realized and unrealized) from the applicable portfolio securities.

As a result of several court cases in certain countries across the European Union, the International Equity Portfolio has filed additional tax reclaims for previously withheld taxes on dividends earned in those countries. These additional filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the European Union, as well as a number of related judicial proceedings. Uncertainty exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these claims, and the potential timing of payment, and accordingly no amounts are reflected in the financial statements. Such amounts, if and when recorded, could result in an increase in the International Equity Portfolio’s NAV per share.

(c) Foreign Currency Translation and Forward Currency Contracts—The accounting records of the Fund are maintained in US dollars. Portfolio securities and other assets and liabilities denominated in a foreign currency are translated daily into US dollars at the prevailing rates of exchange. Purchases and sales of securities, income receipts and expense payments are translated into US dollars at the prevailing exchange rates on the respective transaction dates.

The Portfolios do not isolate the portion of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in their market prices. Such fluctuations are included in net realized and unrealized gain (loss) on investments. Net realized gain (loss) on foreign currency and forward currency contracts represents net foreign currency gain (loss) from forward currency contracts, disposition of foreign currencies, currency

48	Annual Report

gain (loss) realized between the trade and settlement dates on securities transactions, and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the Portfolios’ accounting records and the US dollar equivalent amounts actually received or paid. Net change in unrealized appreciation (depreciation) on foreign currency reflects the impact of changes in exchange rates on the value of assets and liabilities, other than investments in securities, during the period.

A forward currency contract is an agreement between two parties to buy or sell currency at a set price on a future date. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of the foreign currency relative to the US dollar.

The US dollar value of forward currency contracts is determined using quotations provided by an independent pricing service. Daily fluctuations in the value of such contracts are recorded as unrealized appreciation (depreciation) on forward currency contracts. When the contract is closed, a Portfolio records a realized gain (loss) equal to the difference between the value at the time it was opened and the value at the time it was closed.

During the year ended December 31, 2015, only Global Dynamic Multi Asset Portfolio traded in forward currency contracts.

(d) Federal Income Taxes—The Fund’s policy is to continue to have each Portfolio qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and to distribute all of its taxable income, including any net realized capital gains, to shareholders. Therefore, no federal income tax provision is required.

The Regulated Investment Company Modernization Act of 2010 (the “RIC Modernization Act”) includes numerous provisions that generally became effective for taxable years beginning after December 22, 2010. Among the provisions, net capital losses may be carried forward indefinitely, and their character is retained as short-term or long-term. Previously, net capital losses were carried forward for eight years and treated as short-term losses. The RIC Modernization Act also requires that post-enactment net capital losses be used before pre-enactment net capital losses. As a result, pre-enactment capital loss carryforwards may expire unused.

At December 31, 2015, the following Portfolio had unused realized capital loss carryovers which, for federal income tax purposes, could be used to offset future realized capital gains with no expiration date as follows:

Portfolio	Short-Term	Long-Term

Emerging Markets Equity	$2,845,581	$21,282,968

Under current tax law, certain late year losses, as defined by the Code, within the taxable year may be deferred and treated as occurring on the first day of the following tax year. For the tax year ended December 31, 2015, the following Portfolio elected to defer such losses as follows:

Portfolio	Post-October Capital Loss Deferral	Late Year Ordinary Loss Deferral

Global Dynamic Multi Asset	$—	$(786,134)

Management has analyzed the Portfolios’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2012-2014), or expected to be taken in the Portfolios’ 2015 tax returns.

(e) Dividends and Distributions—Each Portfolio intends to declare and to pay dividends annually from net investment income, if any. During any particular year, net realized gains from investment transactions in excess of available capital loss carryforwards would be taxable to the Portfolios, if not distributed. The Portfolios intend to declare and distribute these amounts, at least annually, to shareholders; however, to avoid taxation, a second distribution may be required. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

Income and capital gains distributions are determined in accordance with federal income tax regulations which may differ from GAAP. These book/tax differences, which may result in distribution reclassifica-

Annual Report	49

tions, are primarily due to differing treatments of foreign currency transactions, wash sales, passive foreign investment companies and distributions from real estate investment trusts and partnerships. The book/tax differences relating to shareholder distributions resulted in reclassifications among certain capital accounts as follows:

Portfolio	Paid in Capital	Undistributed (Distributions in Excess of) Net Investment Income	Accumulated Net Realized Gain (Loss)

US Strategic Equity	$1	$(3,739)	$3,738
US Small-Mid Cap Equity	(2)	139,450	(139,448)
International Equity	1	(129,791)	129,790
Emerging Markets Equity	(11,275)	(346,597)	357,872
Global Dynamic Multi Asset	(1,782,687)	(3,364,403)	5,147,090

The tax character of dividends and distributions paid during the years ended December 31, were as follows:

	Ordinary Income		Long-Term Capital Gain
Portfolio	2015	2014	2015	2014

US Strategic Equity	$66,454	$267,265	$777,991	$1,214,836
US Small-Mid Cap Equity	2,258,175	3,409,319	2,207,054	6,599,384
International Equity	11,274,502	10,814,146	12,022,244	—
Emerging Markets Equity	12,280,066	19,263,861	2,754,426	10,957,000
Global Dynamic Multi Asset	685,717	5,833,472	4,731,968	4,885,121

At December 31, 2015, the components of distributable earnings, on a tax basis, were as follows:

Portfolio	Undistributed Ordinary Income /Deferred Late Year Ordinary Losses	Undistributed Long-Term Capital Gain /Capital Loss Carryover	Net Unrealized Appreciation (Depreciation) Including Foreign Currency

US Strategic Equity	$51,005	$65,333	$(107,160)
US Small-Mid Cap Equity	93,259	3,078,333	2,055,156
International Equity	1,002,366	1,500,249	80,285,242
Emerging Markets Equity	2,560,282	(24,128,549)	(249,289,488)
Global Dynamic Multi Asset	(786,134)	911,376	(2,737,625)

(f) Allocation of Expenses—Expenses not directly chargeable to a specific Portfolio are allocated among all Portfolios primarily on the basis of relative net assets. Portfolios accrue distribution and service (12b-1) fees to Service Shares. The Portfolios’ income, expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated proportionally each day between the classes based upon the relative net assets of each class.

(g) Estimates—The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Investment Management, Administration, Distribution and Transfer Agency Agreements

The Fund, on behalf of the Portfolios, has entered into an investment management agreement (the “Management Agreement”) with the Investment Manager. Pursuant to the Management Agreement, the Investment Manager regularly provides each Portfolio with investment research, advice and supervision and furnishes continuously an investment program for each Portfolio consistent with its investment objective and policies, including the purchase, retention and disposition of securities. For its services provided to the Portfolios, the Investment Manager earns a management fee, accrued daily as a percentage of its average daily net assets and payable by each Portfolio monthly, at the annual rate set forth below:

Portfolio	Annual Rate

US Strategic Equity	0.70%
US Small-Mid Cap Equity	0.75
International Equity	0.75
Emerging Markets Equity	1.00
Global Dynamic Multi Asset	0.85

The Investment Manager has voluntarily agreed to reduce its fees and, if necessary, reimburse the Portfolios through May 1, 2016 if annualized operating

50	Annual Report

expenses (exclusive of taxes, brokerage, interest on borrowings, fees and expenses of “Acquired Funds” and extraordinary expenses) exceed the following percentages of average daily net assets for the respective shares:

Portfolio	Service Shares	Investor Shares

US Strategic Equity	1.00%	N/A
US Small-Mid Cap Equity	1.25	N/A
International Equity (a)	1.10	N/A
Emerging Markets Equity	1.55	1.30%
Global Dynamic Multi Asset	1.05	N/A

(a) From January 1, 2015 to February 28, 2015, percentage was 1.25%.

During the year ended December 31, 2015, the Investment Manager waived its management fees and reimbursed the following Portfolios for other expenses as follows:

	Service Shares
Portfolio	Management Fees Waived	Expenses Reimbursed

US Strategic Equity	$88,391	$58,473
US Small-Mid Cap Equity	63,629	—
Global Dynamic Multi Asset	516,201	—

The Fund has entered into an administration agreement with State Street to provide certain administrative services. Each Portfolio bears the cost of such services at a fixed annual rate of $42,500, plus 0.02% of average daily net assets up to $1 billion and 0.01% of average daily net assets over $1 billion. State Street has agreed to waive up to $18,750 of the $42,500 annual fee for the US Strategic Equity Portfolio until the Portfolio’s net assets reach $25 million. During the year ended December 31, 2015, State Street waived $18,750 of its fee for the US Strategic Equity Portfolio.

The Fund has a distribution agreement with Lazard Asset Management Securities LLC (the “Distributor”), a wholly-owned subsidiary of the Investment Manager, to serve as the distributor for shares of each Portfolio. The Distributor bears the cost of printing and mailing prospectuses to potential investors and certain expenses in connection with the offering of Portfolio shares.

Under a distribution and servicing plan adopted pursuant to Rule 12b-1 under the 1940 Act, each Portfolio pays a monthly fee to the Distributor, at an annual rate of 0.25% of the average daily net assets of its Service Shares, for distribution and servicing of accounts. The Distributor may make payments to participating insurance companies, certain financial institutions, securities dealers and other industry professionals for providing these services.

BFDS is the Fund’s transfer and dividend disbursing agent. For its services, BFDS receives a monthly fee computed on the basis of the number of shareholder accounts it maintains, subject to a minimum fee amount per share class in each Portfolio, and is reimbursed for certain out-of-pocket expenses. BFDS has agreed to waive the monthly minimum fee for the first six months after a new Portfolio or share class has commenced operations.

4. Directors’ Compensation

Certain Directors of the Fund are officers of the Investment Manager. Each Director who is not an affiliated person of the Investment Manager or any of its affiliates is paid by the Fund, The Lazard Funds, Inc., Lazard Global Total Return and Income Fund, Inc. and Lazard World Dividend & Income Fund, Inc. (collectively with the Fund, the “Lazard Fund Complex”), each a registered management investment company advised by the Investment Manager, and Lazard Alternative Emerging Markets 1099 Fund, a closed-end registered management investment company advised by an affiliate of the Investment Manager: (1) an annual retainer of $190,000, (2) an additional annual fee of $20,000 to the lead Independent Director, and (3) an additional annual fee of $10,000 to the Audit Committee Chair. The Directors also are reimbursed for travel and other out-of-pocket expenses for attending Board and committee meetings. The Directors do not receive benefits from the Fund pursuant to any pension, retirement or similar arrangement. The Statements of Operations show the Directors’ fees and expenses paid by each Portfolio.

5. Securities Transactions and Transactions with Affiliates

Purchases and sales of portfolio securities (excluding short-term investments) for the year ended December 31, 2015 were as follows:

Annual Report	51

Portfolio	Purchases	Sales

US Strategic Equity	$10,364,722	$10,828,428
US Small-Mid Cap Equity	54,459,808	56,439,456
International Equity	247,453,609	248,294,834
Emerging Markets Equity	176,411,069	90,733,674
Global Dynamic Multi Asset	266,050,360	219,243,144

	US Treasury Securities
Portfolio	Purchases	Sales

Global Dynamic Multi Asset	$2,524,368	$—

For the year ended December 31, 2015, no brokerage commissions were paid to affiliates of the Investment Manager or other affiliates of the Fund for portfolio transactions executed on behalf of the Fund.

6. Investment Risks

(a) Non-US Securities Risk—Certain Portfolios may invest in securities of foreign entities and in instruments denominated in foreign currencies which involve risks not typically associated with investments in US securities. Such Portfolios’ performance will be influenced by political, social and economic factors affecting the non-US countries and companies in which the Portfolios invest. Non-US securities carry special risks, such as less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity. In addition, investments denominated in currencies other than US dollars may experience a decline in value, in US dollar terms, due solely to fluctuations in currency exchange rates. The Portfolios’ investments could be adversely affected by delays in, or a refusal to grant, repatriation of funds or conversion of emerging market currencies. Emerging market countries can generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. The economies of countries with emerging markets may be based predominantly on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme debt burdens or volatile inflation rates. The securities markets of emerging market countries have historically been extremely volatile. These market conditions may continue or worsen. Significant devalua-

tion of emerging market currencies against the US dollar may occur subsequent to acquisition of investments denominated in emerging market currencies. Investments in these countries may be subject to political, economic, legal, market and currency risks. The risks may include less protection of property rights and uncertain political and economic policies, the imposition of capital controls and/or foreign investment limitations by a country, nationalization of businesses and the imposition of sanctions by other countries, such as the US.

(b) Fixed-Income and Debt Securities Risk—Global Dynamic Multi Asset Portfolio invests in fixed-income securities. The market value of a debt security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The debt securities market can be susceptible to increases in volatility and decreases in liquidity. Prices of bonds and other debt securities tend to move inversely with changes in interest rates. Increases in volatility and decreases in liquidity may be caused by a rise in interest rates (or the expectation of a rise in interest rates). Interest rate risk is usually greater for fixed-income securities with longer maturities or durations.

Global Dynamic Multi Asset Portfolio’s investments in lower-rated, higher-yielding securities (“junk bonds”) are subject to greater credit risk than its higher rated investments. Credit risk is the risk that the issuer will not make interest or principal payments, or will not make payments on a timely basis. Non-investment grade securities tend to be more volatile, less liquid and are considered speculative. If there is a decline, or perceived decline, in the credit quality of a debt security (or any guarantor of payment on such security), the security’s value could fall, potentially lowering the Portfolio’s share price. The prices of non-investment grade securities, unlike investment grade debt securities, may fluctuate unpredictably and not necessarily inversely with changes in interest rates. The market for these securities may be less liquid and therefore these securities may be harder to value or sell at an

52	Annual Report

acceptable price, especially during times of market volatility or decline. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening.

7. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. A Portfolio’s maximum exposure under these arrangements is unknown. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

8. Fair Value Measurements

Fair value is defined as the price that a Portfolio would receive to sell an asset, or would pay to transfer a liability, in an orderly transaction between market participants at the date of measurement. The Fair Value Measurements and Disclosures provisions of GAAP also establish a framework for measuring fair value, and a three-level hierarchy for fair value measurement that is based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer, broadly, to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability, developed based on the best information available in the circumstances. Each investment’s fair value measurement level within the fair value hierarchy is based on the lowest level of any input that is significant to the overall fair value measurement. The three-level hierarchy of inputs is summarized below:

•	Level 1 – unadjusted quoted prices in active markets for identical investments
•	Level 2 – other significant observable inputs (including unadjusted quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation technique may result in transfer into or out of the current assigned level within the hierarchy.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in these securities.

The following table summarizes the valuation of the Portfolios’ investments by each fair value hierarchy level as of December 31, 2015:

Description	Unadjusted Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of December 31, 2015

US Strategic Equity Portfolio
Common Stocks*	$11,010,471	$—	$—	$11,010,471
Short-Term Investment	548,280	—	—	548,280
Total	$11,558,751	$—	$—	$11,558,751
US Small-Mid Cap Equity Portfolio
Common Stocks*	$57,470,512	$—	$—	$57,470,512
Short-Term Investment	1,990,008	—	—	1,990,008
Total	$59,460,520	$—	$—	$59,460,520
International Equity Portfolio
Common Stocks*
United Kingdom	$9,792,241	$155,303,441	$—	$165,095,682
Other	55,404,080	434,308,183	—	489,712,263
Short-Term Investment	24,836,533	—	—	24,836,533
Total	$90,032,854	$589,611,624	$—	$679,644,478

Annual Report	53

Description	Unadjusted Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of December 31, 2015

Emerging Markets Equity Portfolio
Common Stocks*
Brazil	$17,723,760	$62,990,444	$—	$80,714,204
China	63,067,264	63,511,854	—	126,579,118
Egypt	374,084	10,610,387	—	10,984,471
Hong Kong	27,441,103	4,257,645	—	31,698,748
Indonesia	26,222,640	39,257,946	—	65,480,586
Russia	15,711,755	58,925,785	—	74,637,540
Other	44,130,907	447,023,443	—	491,154,350
Short-Term Investment	22,040,801	—	—	22,040,801
Total	$216,712,314	$686,577,504	$—	$903,289,818
Global Dynamic Multi Asset Portfolio
Assets:
Common Stocks*
Belgium	$1,305,000	$315,299	$—	$1,620,299
Denmark	615,357	586,746	—	1,202,103
Finland	1,073,520	676,721	—	1,750,241
Germany	1,642,752	953,256	—	2,596,008
Ireland	867,735	182,613	—	1,050,348
Israel	551,275	386,261	—	937,536
Italy	631,858	189,453	—	821,311
Japan	2,721,837	11,809,315	—	14,531,152
Netherlands	1,119,059	1,686,896	—	2,805,955
Norway	632,142	2,108,016	—	2,740,158
Singapore	141,086	1,198,685	—	1,339,771
Sweden	1,048,594	418,249	—	1,466,843
Switzerland	2,009,892	1,342,157	—	3,352,049
United Kingdom	7,280,644	6,046,774	—	13,327,418
Other	93,407,297	14,538,763	—	107,946,060
Corporate Bonds*	—	19,949,867	—	19,949,867
Foreign Government Obligations*	—	27,076,683	—	27,076,683
Quasi Government Bonds*	—	3,106,867	—	3,106,867
Supranationals	—	2,363,341	—	2,363,341
US Municipal Bonds	—	1,783,698	—	1,783,698
US Treasury Securities	—	2,497,582	—	2,497,582
Right*	—	219	—	219
Short-Term Investment	8,080,475	—	—	8,080,475
Other Financial Instruments**
Forward Currency Contracts	—	825,666	—	825,666
Total	$123,128,523	$100,043,127	$—	$223,171,650
Liabilities:
Other Financial Instruments**
Forward Currency Contracts	$—	$(390,249)	$—	$(390,249)

*	Please refer to Portfolios of Investments (page 15 through 31) and Notes to Portfolios of Investments (page 35) for portfolio holdings by country and industry.
**	Other financial instruments are derivative instruments which are valued at their respective unrealized appreciation/depreciation.

54	Annual Report

Certain securities to which footnote (c) in the Notes to Portfolios of Investments apply are included in Level 2 and were valued based on reference to similar securities which were trading on active markets.

In connection with the periodic implementation of fair value pricing procedures with respect to non-US securities (see Note 2(a)), certain equity securities (other than those securities described in footnote (c) in the Notes to Portfolios of Investments) in the International Equity, Emerging Markets Equity and Global Dynamic Multi Asset Portfolios can transfer from Level 1 to Level 2 as a result of fair value pricing procedure triggers being met and would revert to Level 1 when the fair value pricing procedure triggers are no longer met. Accordingly, a significant portion of the Portfolios’ investments are categorized as Level 2 investments. A Portfolio recognizes all transfers between levels as though they were transferred at the beginning of the reporting period.

There were no transfers into or out of Levels 1, 2 or 3 during the year ended December 31, 2015.

For further information regarding security characteristics see Portfolios of Investments.

9. Derivative Instruments

Certain Portfolios may use derivative instruments, including forward currency contracts. Forward currency contracts may be used for hedging purposes or to seek to increase returns.

Global Dynamic Multi Asset Portfolio

During the year ended December 31, 2015, the notional amounts of purchases and sales of forward currency contracts were $310,240,236 and $333,110,678, respectively, with average notional exposure of approximately $63,900,000.

The following table summarizes the fair value of derivative instruments on its Statement of Assets and Liabilities as of December 31, 2015:

Fair Value

Asset Derivatives
Foreign Exchange Risk:
Gross unrealized appreciation on forward currency contracts	$825,666
Liability Derivatives
Foreign Exchange Risk:
Gross unrealized depreciation on forward currency contracts	$390,249

The effect of derivative instruments on its Statement of Operations for the year ended December 31, 2015 was:

Amount

Realized Gain (Loss) on Derivatives Recognized in Income
Foreign Exchange Risk:
Net realized gain on forward currency contracts	$1,585,276
Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Foreign Exchange Risk:
Net change in unrealized appreciation on forward currency contracts	$140,695

See Note 2(c) and the Portfolios of Investments for additional disclosures about derivative instruments.

As of December 31, 2015, Global Dynamic Multi Asset Portfolio holds derivative instruments that are eligible for offset in the Statement of Assets and Liabilities and are subject to master netting arrangements. A master netting arrangement is an agreement between two counterparties who have multiple contracts with each other that provides for the net settlement of all contracts, as well as any cash collateral, through a single payment in the event of default on, or termination of, any one contract.

Annual Report	55

The required information for the affected Portfolio is presented in the below table, as of December 31, 2015:

Global Dynamic Multi Asset Portfolio

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities

Forward Currency Contracts	$825,666	$—	$825,666

		Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Assets Presented in Statement of Assets and Liabilities	Financial Instruments	Collateral Received	Net Amounts

Canadian Imperial Bank of Commerce	$1,210	$(1,210)	$—	$—
Citibank NA	232,718	(78,830)	—	153,888
HSBC Bank USA NA	446,002	(65,950)	—	380,052
JPMorgan Chase Bank NA	22,270	(9,444)	—	12,826
Royal Bank of Canada	96,943	(4,406)	—	92,537
State Street Bank and Trust Co.	26,523	(11,558)	—	14,965
Total	$825,666	$(171,398)	$—	$654,268

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities

Forward Currency Contracts	$390,249	$—	$390,249

		Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Liabilities Presented in Statement of Assets and Liabilities	Financial Instruments	Collateral Pledged	Net Amounts

Barclays Bank PLC	$51,873	$—	$—	$51,873
Canadian Imperial Bank of Commerce	162,986	(1,210)	—	161,776
Citibank NA	78,830	(78,830)	—	—
HSBC Bank USA NA	65,950	(65,950)	—	—
JPMorgan Chase Bank NA	9,444	(9,444)	—	—
Royal Bank of Canada	4,406	(4,406)	—	—
Standard Chartered Bank	5,202	—	—	5,202
State Street Bank and Trust Co.	11,558	(11,558)	—	—
Total	$390,249	$(171,398)	$—	$218,851

10. Subsequent Events

Management has evaluated subsequent events affecting the Fund through the issuance of the financial statements and has determined that there were no subsequent events that required adjustment or disclosure.

56	Annual Report

Lazard Retirement Series, Inc. Report of Independent Registered Public Accounting Firm

To the Board of Directors of Lazard Retirement Series, Inc. and Shareholders of Lazard Retirement US Strategic Equity Portfolio, Lazard Retirement US Small-Mid Cap Equity Portfolio, Lazard Retirement International Equity Portfolio, Lazard Retirement Emerging Markets Equity Portfolio, and Lazard Retirement Global Dynamic Multi Asset Portfolio:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Lazard Retirement Series, Inc. (the “Fund”) comprising Lazard Retirement US Strategic Equity Portfolio, Lazard Retirement US Small-Mid Cap Equity Portfolio, Lazard Retirement International Equity Portfolio, Lazard Retirement Emerging Markets Equity Portfolio, and Lazard Retirement Global Dynamic Multi Asset Portfolio as of December 31, 2015, and the related statements of operations for the year then ended and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods presented on or before December 31, 2013 were audited by other auditors whose report, dated February 14, 2014, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Lazard Retirement US Strategic Equity Portfolio, Lazard Retirement US Small-Mid Cap Equity Portfolio, Lazard Retirement International Equity Portfolio, Lazard Retirement Emerging Markets Equity Portfolio, and Lazard Retirement Global Dynamic Multi Asset Portfolio as of December 31, 2015, the results of their operations for the year then ended, and the changes in their net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
New York, New York
February 16, 2016

Annual Report	57

Lazard Retirement Series, Inc. Board of Directors and Officers Information (unaudited)

Name (Age) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) and Other Public Company Directorships Held During the Past Five Years(2)

Independent Directors(3):

Franci J. Blassberg (62)	Director (August 2014)	Debevoise & Plimpton LLP, a law firm, Of Counsel (2013 – present); previously, Partner (through 2012)

Cornell Law School, Visiting Professor of Practice (2015 – present); previously, Distinguished Practitioner in Residence (Fall 2013 and Fall 2014)

Kenneth S. Davidson (70)	Director (April 1997)	Davidson Capital Management Corporation, an investment manager, President (1978 – present)

Landseer Advisors LLC, an investment manager, Senior Advisor (2012 – 2014)

Aquiline Holdings LLC, an investment manager, Partner (2006 – 2012)

Nancy A. Eckl (53)	Director (May 2007)	College Retirement Equities Fund (eight accounts), Trustee (2007 – present)

TIAA-CREF Funds (65 funds) and TIAA-CREF Life Funds (11 funds), Trustee (2007 – present)

TIAA Separate Account VA-1, Member of the Management Committee (2007 – present)

American Beacon Advisors, Inc. (“American Beacon”) and certain funds advised by American Beacon, Vice President (1990 – 2006)

Trevor W. Morrison (44)	Director (April 2014)	New York University School of Law, Dean and Eric M. and Laurie B. Roth Professor of Law (2013 – present)

Columbia Law School, Professor of Law (2008 – 2013)

Richard Reiss, Jr. (71)	Director (April 1997)	Georgica Advisors LLC, an investment manager, Chairman (1997 – present)

Resource Americas, Inc., a real estate management company, Director (2016 – present)

O’Charley’s, Inc., a restaurant chain, Director (1984 – 2012)

Robert M. Solmson (68)	Director (September 2004)	Fairwood Capital, LLC, a private investment corporation engaged primarily in real estate and hotel investments, President (2008 – present)

58	Annual Report

Name (Age) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) and Other Public Company Directorships Held During the Past Five Years(2)

Interested Directors(4):

Charles L. Carroll (55)	Chief Executive Officer, President and Director (June 2004)	Investment Manager, Deputy Chairman and Head of Global Marketing (2004 – present)

Ashish Bhutani (55)	Director (July 2005)	Investment Manager, Chief Executive Officer (2004 – present)

Lazard Ltd, Vice Chairman and Director (2010 – present)

(1)	The address of each Director of the Fund is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.

(2)	Each Director serves as a Director for each of the funds in the Lazard Fund Complex (comprised of, as of January 31, 2016, 41 active investment portfolios). Each Director serves an indefinite term, until his or her successor is elected, and each Director serves in the same capacity for the other funds in the Lazard Fund Complex.

(3)	“Independent Directors” are not “interested persons” (as defined in the 1940 Act) of the Fund.

(4)	Messrs. Bhutani and Carroll are “interested persons” (as defined in the 1940 Act) of the Fund because of their positions with the Investment Manager.

The Fund’s Statement of Additional Information contains further information about the Directors and is available without charge by calling 800-823-6300, or online, at www.LazardNet.com.

Annual Report	59

Name (Age) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) During the Past Five Years

Officers(3):

Nathan A. Paul (43)	Vice President and Secretary (April 2002)	Managing Director and General Counsel of the Investment Manager

Stephen St. Clair (57)	Treasurer (May 2003)	Vice President of the Investment Manager

Mark R. Anderson (45)	Chief Compliance Officer (September 2014)	Director and Chief Compliance Officer of the Investment Manager (since September 2014)

Senior Vice President, Counsel and Deputy Chief Compliance Officer of AllianceBernstein L.P. (2004 – August 2014)

Tamar Goldstein (40)	Assistant Secretary (February 2009)	Senior Vice President (since February 2012, previously Vice President) and Director of Legal Affairs (since July 2015) of the Investment Manager

Shari L. Soloway (34)	Assistant Secretary (November 2015)	Senior Vice President, Legal and Compliance, of the Investment Manager (since September 2015)

Vice President and Associate General Counsel of GE Asset Management (July 2011 – September 2015)

Associate at Clifford Chance US LLP (2006 – July 2011)

Cesar A. Trelles (41)	Assistant Treasurer (December 2004)	Vice President of the Investment Manager

(1)	The address of each officer of the Fund is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.

(2)	Each officer serves for an indefinite term, until his or her successor is elected and qualifies or until his or her earlier resignation or removal. Each officer serves in the same capacity for the other funds in the Lazard Fund Complex.

(3)	In addition to Charles L. Carroll, President, whose information is included in the Interested Directors section.

60	Annual Report

Lazard Retirement Series, Inc. Other Information (unaudited)

Proxy Voting

A description of the policies and procedures used to determine how proxies relating to Fund portfolio securities are voted is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the Securities and Exchange Commission (the “SEC”) website at http://www.sec.gov.

The Fund’s proxy voting record for the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the SEC’s website at http://www.sec.gov. Information as of June 30 each year will generally be available by the following August 31.

Form N-Q

The Fund files a complete schedule of each Portfolio’s holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

Annual Report	61

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Lazard Retirement Series, Inc.

30 Rockefeller Plaza
New York, New York 10112-6300
Telephone: 800-823-6300
http://www.LazardNet.com

Investment Manager

Lazard Asset Management LLC
30 Rockefeller Plaza
New York, New York 10112-6300
Telephone: 800-823-6300

Distributor

Lazard Asset Management Securities LLC
30 Rockefeller Plaza
New York, New York 10112-6300

Custodian

State Street Bank and Trust Company
One Iron Street
Boston, Massachusetts 02210

Transfer Agent and Dividend Disbursing Agent

Boston Financial Data Services, Inc.
P.O. Box 8514
Boston, Massachusetts 02266-8514
Telephone: 800-986-3455

Independent Registered Public Accounting Firm

Deloitte & Touche LLP
30 Rockefeller Plaza
New York, New York 10112-0015

Legal Counsel

Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, New York 10038-4982
http://www.stroock.com

Performance information as of the most recent month end is available online at www.LazardNet.com.

Lazard Asset Management LLC • 30 Rockefeller Plaza • New York NY 10112 • www.lazardnet.com

LZDPS010

ITEM 2. CODE OF ETHICS.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Registrant’s Board of Directors (the “Board”) has determined that Robert M. Solmson and Nancy A. Eckl, members of the Audit Committee of the Board, are audit committee financial experts as defined by the Securities and Exchange Commission (the “SEC”). Mr. Solmson and Ms. Eckl are “independent” as defined by the SEC for purposes of audit committee financial expert determinations.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $145,000 in 2014 and $149,358 in 2015.

(b) Audit-Related Fees. There were no fees billed in the Reporting Periods by the Auditor to the Registrant for assurance and related services that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item 4.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods by the Auditor to the Registrant for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $25,600 in 2014 and $123,403 in 2015. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held. There were no fees billed in the Reporting Periods for Tax Services by the Auditor to Lazard Asset Management LLC, the Registrant’s investment manager (“Lazard”), and any entity controlling, controlled by or under common control with Lazard that provides ongoing services to the Registrant (“Service Affiliates”).

(d) All Other Fees. There were no fees billed in the Reporting Periods for products and services provided by the Auditor to the Registrant other than the services reported in paragraphs (a) through (c) above. There were no fees billed in the Reporting Periods for non-audit services by the Auditor to Service Affiliates, other than the services reported in paragraphs (a) through (c) above.

(e) Audit Committee Pre-Approval Policies and Procedures. The Registrant’s Audit Committee pre-approves the Auditor’s engagements for audit and non-audit services to the Registrant and, as required, non-audit services to Service Affiliates on a case-by-case basis. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor’s independence. There were no services provided by the Auditor to the Registrant that were approved pursuant to (c)(7)(i)(C) of Rule 2-01 of Regulation S-X during the Reporting Periods.

(f) None.

(g) Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant and Service Affiliates for the Reporting Periods were $1,290,951 in 2014 and $906,230 in 2015.

(h) Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS

Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board during the period covered by this report.

ITEM 11. CONTROLS AND PROCEDURES.

(a)    The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)    There were no changes to the Registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1)   Code of Ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)    Certifications of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Lazard Retirement Series, Inc.

By	/s/ Charles L. Carroll
Charles L. Carroll
Chief Executive Officer

Date	March 8, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Charles L. Carroll
Charles L. Carroll
Chief Executive Officer

Date	March 8, 2016

By	/s/ Christopher Snively
Christopher Snively
Chief Financial Officer

Date	March 8, 2016